UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

FULGENT GENETICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FULGENT GENETICS, INC.

Principal Executive Offices:

4399 Santa Anita Avenue

El Monte, California 91731

March 31, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (“Annual Meeting”) of Fulgent Genetics, Inc. to be held at our offices at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 14, 2026, at 9:00 a.m. Pacific Time.

Details regarding the meeting, the business to be conducted at the meeting, and information about Fulgent Genetics, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, four persons will be elected to our board of directors (the “Board of Directors”). In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, to approve the compensation of our named executive officers as disclosed in this proxy statement, and to approve the Fulgent Genetics, Inc. 2026 Equity Incentive Plan. Our Board of Directors recommends the approval of all four proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 2, 2026, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting.

Thank you for your continued support of Fulgent Genetics, Inc.

Sincerely,

/s/ Ming Hsieh
Ming Hsieh
Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4399 Santa Anita Avenue

El Monte, California 91731

March 31, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:00 A.M. PACIFIC TIME

DATE: THURSDAY, MAY 14, 2026

PLACE: 4399 SANTA ANITA AVENUE, EL MONTE, CALIFORNIA 91731

PURPOSES:

1.
To elect four directors to serve one-year terms expiring in 2027;
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;
4.
To approve the Fulgent Genetics, Inc. 2026 Equity Incentive Plan; and
5.
To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Fulgent Genetics, Inc. common stock at the close of business on March 20, 2026. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our offices located at 4399 Santa Anita Avenue, El Monte, California 91731.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone, or mail by following the instructions in the Important Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Ming Hsieh
Ming Hsieh
Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4399 Santa Anita Avenue

El Monte, California 91731

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

This proxy statement, along with the accompanying notice of 2026 Annual Meeting of Stockholders (the “Annual Meeting” or the “2026 Annual Meeting”), contains information about the Annual Meeting of Fulgent Genetics, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 14, 2026, at 9:00 a.m. Pacific Time.

In this proxy statement, we refer to Fulgent Genetics, Inc. as “Fulgent,” the “Company,” “we,” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.

On or about April 2, 2026, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (“Annual Report”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2026

This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report are available for viewing, printing, and downloading at www.envisionreports.com/FLGT. To view these materials, please have your 15-digit control number available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Financials - SEC Filings” section of the “Investors” section of our website at www.fulgentgenetics.com. You may also obtain a printed copy of our Annual Report, including our financial statements, free of charge, from us by sending a written request to: Joyce Zhang, Director of Financial Reporting, at 4399 Santa Anita Avenue, El Monte, California 91731. Exhibits to the Annual Report will be provided upon written request and payment of an appropriate processing fee.

Cautionary Information and Forward-Looking Statements

This proxy statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “goal,” “strategy,” and “commit” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance, and speak only as of the date of this proxy statement. Except as required by law, we do not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks, including those that are described in our Annual Report on Form 10-K for the year ended December 31, 2025, and elsewhere in our filings with the Securities and Exchange Commission. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected.

Website links included in this proxy statement are for convenience only. Information contained on or accessible through such website links is not incorporated herein and does not constitute a part of this proxy statement.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Is the Company Soliciting My Proxy?

Our board of directors (“Board” or “Board of Directors”) is soliciting your proxy to vote at the 2026 annual meeting of stockholders to be held at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 14, 2026, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting (“Annual Meeting”). This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, and a copy of our Annual Report because you owned shares of our common stock on the record date, March 20, 2026. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 2, 2026.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help conserve natural resources. If you received the Notice by mail or electronically, you will not receive another printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who May Vote?

Only stockholders of record at the close of business on March 20, 2026, will be entitled to vote at the Annual Meeting. On this record date, there were 29,747,420 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on March 20, 2026, your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on March 20, 2026, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice, or if applicable, our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations, as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•
By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating, and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•
In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 9:00 a.m. Pacific Time on May 14, 2026.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend that I Vote on the Proposals?

Our Board of Directors recommends that you vote as follows:

☐ “FOR” the election of the nominees for director;

☐ “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

☐ “FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

☐ “FOR” the approval of the Fulgent Genetics, Inc. 2026 Equity Incentive Plan.

If any other matter is properly presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s discretion. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

☐ if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐ by re-voting by Internet or by telephone as instructed above;

☐ by notifying Fulgent Genetics, Inc.’s Corporate Secretary at the address of our principal executive offices in writing before the Annual Meeting that you have revoked your proxy; or

☐ by attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether in person or by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker, or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Vote Is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees, or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As such, we do not expect significant broker non-votes for this proposal; however, if a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026, our audit committee of our Board of Directors (“Audit Committee”) will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee of our Board of Directors (“Compensation Committee”) and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve the Fulgent Genetics, Inc. 2026 Equity Incentive Plan

The affirmative vote of a majority of the votes cast for this proposal is required to approve the Fulgent Genetics, Inc. 2026 Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies, including the costs of preparing, printing, assembling, and mailing this proxy statement, the Annual Report, the accompanying proxy card for the Annual Meeting, and any additional proxy materials we may furnish to stockholders. Solicitations will be made primarily through the delivery of our proxy materials to stockholders and the availability of these materials on the Internet, but our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. In addition, we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies. We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 4399 Santa Anita Avenue, El Monte, California 91731, on Thursday, May 14, 2026, at 9:00 a.m. Pacific Time. You need not attend the Annual Meeting in order to vote.

All stockholders that owned our common stock at the close of business on the record date, or their duly appointed proxies, may attend the Annual Meeting in person. If you elect to attend the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, to gain admission. Additionally, if your shares are held in street name, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the record date for the Annual Meeting, as well as a legal proxy issued in your name from the broker, bank, or other nominee that holds your shares. Contact your broker, bank, or other nominee to obtain these items.

Submitting your proxy before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting, and you are encouraged to vote by proxy before the Annual Meeting to ensure your vote will be counted. However, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to do so, you must give oral notice of your intention to vote in person to the inspector of elections of the Annual Meeting and submit a completed ballot at the Annual Meeting reflecting your new vote.

Householding of Annual Disclosure Documents

Only one copy of our Notice of Internet Availability of Proxy Materials, our Annual Report, and this proxy statement, as applicable, is being delivered to multiple stockholders who share an address unless we have received contrary instructions from one or more of the stockholders at that address. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice, Annual Report, and proxy statement, as applicable, to you if you write or call our Corporate Secretary at: 4399 Santa Anita Avenue, El Monte, California 91731 or 626-350-0537. If you want to receive your own set of our proxy materials in the future, or if you share an address with another stockholder and both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly. You may also contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•
following the instructions provided on your Notice or proxy card;
•
following the instructions provided when you vote over the Internet; or
•
going to www.envisionreports.com/FLGT and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 27, 2026, for (a) each of our directors and director nominees, (b) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 27, 2026, pursuant to the exercise of options or the vesting of restricted stock units (“RSUs”) to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, (i) we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders and (ii) the address for each director and officer listed on the table is c/o Fulgent Genetics, Inc., 4399 Santa Anita Avenue, El Monte, California 91731. Percentage of ownership is based on 28,844,618 shares of common stock issued and outstanding on March 27, 2026.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent
Directors and Executive Officers:
Ming Hsieh(1)	8,867,303	30.74%
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.(2)	931,046	3.23%
Paul Kim(3)	292,017	1.01%
Jian Xie(4)	290,647	1.01%
Linda Dong(5)	40,539	*
Michael Nohaile, Ph.D.(6)	24,255	*
Regina Groves(7)	23,429	*
All directors and executive officers as a group (seven persons)	10,469,236	36.18%
Other 5% Stockholders:
Barclays PLC(8)	2,338,451	8.11%
BlackRock, Inc.(9)	1,819,823	6.31%

*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Consists of (i) 7,895,115 shares of our common stock held of record by The Ming Hsieh Trust, over which Mr. Hsieh possesses sole voting and dispositive power as the trustee, of which 1,000,000 shares of our common stock are pledged as security pursuant to pre-paid forward arrangements and 5,760,733 shares are pledged as collateral for a credit facility, (ii) 743,876 shares of our common stock held of record by Mr. Hsieh, (iii) 220,816 shares of our common stock held of record by the Dynasty Trust, over which Mr. Hsieh is the grantor of the Dynasty Trust and serves on the investment committee of the trust, (iv) 5,496 shares of our common stock subject to a RSU award granted to Mr. Hsieh that will vest and settle within 60 days after March 27, 2026, (v) 1,000 shares of our common stock held of record by a minor child under a Uniform Transfers to Minors Act account, over which Mr. Hsieh possesses sole voting and dispositive power as the sole custodian of the account, and (vi) 1,000 shares of our common stock held of record by an immediate family member of Mr. Hsieh residing in the same household which were previously held in a custodial account under the Uniform Transfers to Minors Act, over which Mr. Hsieh served as sole custodian, and were transferred to this immediate family member upon this individual reaching the age of majority. Mr. Hsieh may be deemed to share voting and dispositive power over these 1,000 shares by virtue of this family member’s residence in his household. Mr. Hsieh disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.
(2)
Consists of (i) 926,050 shares of our common stock held of record by Dr. Gao, all of which are pledged as security for a margin account, and (ii) 4,996 shares of our common stock subject to a RSU award granted to Dr. Gao that will vest and settle within 60 days after March 27, 2026.
(3)
Consists of (i) 285,107 shares of our common stock held of record by Mr. Kim, and (ii) 6,910 shares of our common stock subject to RSU awards granted to Mr. Kim that will vest and settle within 60 days after March 27, 2026.
(4)
Consists of (i) 280,452 shares of our common stock held of record by Mr. Xie, and (ii) 10,195 shares of our common stock subject to RSU awards granted to Mr. Xie that will vest and settle within 60 days after March 27, 2026.
(5)
Consists of (i) 25,000 shares of our common stock subject to stock options granted to Ms. Dong that are currently exercisable or will become exercisable within 60 days after March 27, 2026, (ii) 12,253 shares of our common stock held of record by Ms. Dong, and (iii) 3,286 shares of our common stock subject to RSU awards granted to Ms. Dong that will vest and settle within 60 days after March 27, 2026.

(6)
Consists of (i) 13,487 shares of our common stock subject to stock options granted to Dr. Nohaile that are currently exercisable or will become exercisable within 60 days after March 27, 2026, (ii) 8,738 shares of our common stock held of record by Dr. Nohaile, and (iii) 2,030 shares of our common stock subject to RSU awards granted to Dr. Nohaile that will vest and settle within 60 days after March 27, 2026.
(7)
Consists of (i) 15,934 shares of our common stock subject to stock options granted to Ms. Groves that are currently exercisable or will become exercisable within 60 days after March 27, 2026, (ii) 4,750 shares of our common stock held of record by Ms. Groves, and (iii) 2,745 shares of our common stock subject to RSU awards granted to Ms. Groves that will vest and settle within 60 days after March 27, 2026.
(8)
Consists of 2,338,451 shares of our common stock beneficially owned by Barclays PLC, based on Amendment No. 2 to Schedule 13G filed by Barclays PLC with the SEC on May 13, 2025, reflecting information as of March 31, 2025. According to such Schedule 13G/A, Barclays PLC reported sole voting and dispositive power over 2,338,024 shares of our common stock and shared voting and dispositive power over 427 shares of our common stock. The filing identifies Barclays Bank PLC, Barclays Capital Inc, and Barclays Capital Securities Ltd as the subsidiaries through which the reported holdings are held. The address for Barclays PLC is 1 Churchill Place, London E14 5HP, England.
(9)
Consists of 1,819,823 shares of our common stock beneficially owned by BlackRock, Inc., based solely on Amendment No. 3 to Schedule 13G filed by BlackRock, Inc. with the SEC on April 3, 2025, reflecting information as of March 31, 2025. According to such Schedule 13G/A, BlackRock, Inc. reported sole voting power over 1,783,630 shares of our common stock and sole dispositive power over 1,819,823 shares of our common stock. The filing identifies the following subsidiaries through which the reported holdings are held: BlackRock Advisors, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Netherlands) B.V.; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; BlackRock Asset Management Ireland Limited; BlackRock Institutional Trust Company, National Association; BlackRock Financial Management, Inc.; BlackRock Fund Managers Ltd; BlackRock Asset Management Schweiz AG; and BlackRock Investment Management, LLC. According to such Schedule 13G/A, the address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

For informational purposes and as of March 20, 2026, the record date for the Annual Meeting, our directors and executive officers as a group beneficially owned approximately 35.06% of our issued and outstanding shares of common stock.

MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

Our Board of Directors accepted the recommendation of the Nominating Committee (defined below) and voted to nominate Ming Hsieh, Linda Dong, Michael Nohaile, Ph.D., and Regina Groves for election at the Annual Meeting for a term of one year to serve until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), and until their respective successors have been elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which such individual was or is selected as a director of our Company.

Set forth below and following are the names of the persons nominated for election as directors, their biographical summaries, their ages as of March 31, 2026, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years as of March 31, 2026. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Ming Hsieh	70	Chief Executive Officer and Chairperson of the Board
Linda Dong	76	Director
Michael Nohaile, Ph.D.	57	Director
Regina Groves	67	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Fulgent Genetics, Inc., either directly or indirectly. Based upon this review, our Board has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market (“Nasdaq”): Linda Dong, Michael Nohaile, Ph.D., and Regina Groves.

Ming Hsieh, our founder, served as the manager of our predecessor, Fulgent Therapeutics LLC (“Fulgent LLC”), from its inception in June 2011 until September 2016. Upon our incorporation in May 2016, he was appointed as our director and Chief Executive Officer, and in September 2016, in connection with our initial public offering, he was appointed Chairperson of our Board. Mr. Hsieh also served as the President of the Company from its inception until May 2022. From January 2019 to January 2024, Mr. Hsieh served as the Chief Executive Officer of Fulgent Pharma Holdings, Inc. (“Fulgent Pharma”), a clinical stage pharmaceutical company focused on developing and commercializing innovative cancer therapeutics and currently a subsidiary of the Company. Prior to founding our Company, Mr. Hsieh served as Chief Executive Officer, President and Chairperson of the board of directors of Cogent, Inc. (“Cogent”), a biometric identification services and products company he co-founded in 1990, which was acquired by 3M Company in 2010. Prior to his tenure at Cogent, Mr. Hsieh founded and served as Vice President of AMAX Technology from 1987 to 1990. Mr. Hsieh has served on the board of directors of Fortinet, Inc. since April 2013, a network security company traded on the Nasdaq Global Select Market. Mr. Hsieh received a B.S.E.E. from the University of Southern California in 1983 and an M.S.E.E. from the University of Southern California in 1984, as well as honorary doctoral degrees from the University of Southern California in 2010 and the University of West Virginia in 2011. Mr. Hsieh has served as a trustee at the University of Southern California since 2007 and at Fudan University in China since 2011. In 2015, Mr. Hsieh was elected to the National Academy of Engineering. In 2017, Mr. Hsieh was elected to the National Academy of Inventors. Mr. Hsieh was selected to serve on our Board based on his extensive management experience, his knowledge of our business, culture, and operations as our founder, his engineering expertise, and his service for and leadership of our Company since inception.

Linda Dong (formerly Linda Marsh), was appointed to serve on our Board in August 2019. Ms. Dong has been a member of the Board of Directors of Apollo Medical Holdings, Inc. since January 2019 and the Senior Executive Vice President of Health Source MSO Inc., an organization that provides health management and administrative support services, since 2005. She is also the Senior Executive Vice President of AHMC Healthcare Inc. (“AHMC Healthcare”), a fully integrated hospital health system in Southern California with over 1,200 acute care beds and over 7,000 caregivers. She joined AHMC Healthcare in 1999 and oversees all financial matters for 10 acute care facilities: San Gabriel Valley Medical Center, Garfield Medical Center, Anaheim Regional Medical Center, Whittier Hospital Medical Center, Alhambra Hospital, Monterey Park Hospital, Greater El Monte Community Hospital, Parkview Community Hospital Medical Center, Seton Medical Center, and Seton Medical Center Coastside. Additionally, Ms. Dong is responsible for all federal, state, and local government relations, as well as all risk management activities. Ms. Dong is a member of the board of directors of the Hospital Association of Southern California, a member of the board of directors of Private Essential Access Community Hospitals, and also a Board member of the American Red Cross. She is also an active member in the Healthcare Financial Management Association. In addition, she chairs or is a participating member of numerous hospital governing boards, hospital committees, and community organizations. Ms. Dong received a Bachelor of Science degree in Economics and a Master’s degree in Accounting from the University of Southern California. She also completed a Healthcare Executive Program at the University of Colorado. Ms. Dong was selected to serve on our Board based on her extensive expertise within the healthcare field, as well as her educational and professional background.

Michael Nohaile, Ph.D., was appointed to serve on our Board in August 2022. Dr. Nohaile has also served since August 2022, as the Chief Executive Officer and a member of the board of directors of Prellis Biologics, a company harnessing the human immune system for the discovery and development of novel therapeutics. Prior to his current role, he was the Chief Scientific Officer of Generate Biomedicines, Inc. (“Generate”), a drug discovery and development company pioneering a machine learning-powered biomedicine platform, from May 2021 to July 2022. Prior to joining Generate, Dr. Nohaile served as an Operating Partner at Flagship Pioneering, Inc., a life science venture capital company, from February 2021 to May 2021. Additionally, Dr. Nohaile held several roles of increasing responsibility at Amgen Inc. (“Amgen”), a biotechnology company which discovers, develops, manufactures, and markets innovative human medicines to treat patients suffering from serious diseases, from December 2012 to February 2021, where he was most recently Senior Vice President of Strategy, Commercialization, and Innovation. In this role, he served on Amgen’s executive committee and led corporate strategy efforts, the commercialization process, portfolio management, and all of Amgen’s data, digital health, and artificial intelligence efforts. This included portfolio management of the $4 billion research and development budget, as well as direct supervision of the leaders of all drug programs from late research to late lifecycle management. Prior to Amgen, Dr. Nohaile was at Novartis AG in Switzerland where he was Global Head of Molecular Diagnostics from December 2008 to November 2012. He began his career at McKinsey & Company, Inc., where he was a Partner and worked extensively in healthcare with a focus on diagnostics, devices, and pharmaceuticals. Dr. Nohaile received his Ph.D. in Molecular and Cell Biology from the University of California, Berkeley and completed his postdoctoral fellowship at the Massachusetts Institute of Technology (“MIT”). He received his undergraduate degrees in Chemistry and Life Science from MIT. Dr. Nohaile was selected to serve on our Board based on his extensive expertise within the pharmaceutical and biotechnology industries, as well as his educational and professional background.

Regina Groves was appointed to serve on our Board in January 2023. Ms. Groves has been a member of the board of directors of AtriCure, Inc., a publicly traded company, since March 2017, and she currently serves on the board of directors of three private medical device companies. Previously, Ms. Groves served on the board of directors of Stimwave, LLC, a medical device company (“Stimwave”), from July 2019 to June 2022, and she also served as its Chief Financial Officer from September 2019 to December 2020, Chief Operating Officer from November 2019 to December 2020, and subsequently as a consultant from January 2021 to December 2022. Ms. Groves served on the board of directors of Stimwave Technologies, Inc., a medical device company (“Stimwave Technologies”), from June 2022 to December 2022, In June 2022, Stimwave and Stimwave Technologies each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Ms. Groves also served as a consultant to Curonix LLC, a medical equipment manufacturer that purchased certain of Stimwave’s and Stimwave Technologies’ assets, from December 2022 to October 16, 2025. Previously, Ms. Groves was the Chief Executive Officer at REVA Medical, Inc., a medical device company, from September 2015 to March 2019. Ms. Groves also previously served as Vice President and General Manager of AF Solutions in the Cardiac Rhythm and Heart Failure division of Medtronic, Inc., a medical device company. In this position, she successfully developed and executed strategies to re-enter the catheter-based Afib ablation market and achieved the goal to be market leader in paroxysmal Afib ablation. Additionally, Ms. Groves successfully acquired and integrated companies, completed numerous clinical trials, and launched novel products in the United States and worldwide. Prior to this, she was the Vice President of Quality and Regulatory for Medtronic’s Cardiac Rhythm Disease Management (“CRDM”) and before that was Vice President and General Manager for Patient Management CRDM. Ms. Groves holds a B.S. in Pharmacy from the University of Florida and an M.B.A. from Harvard Graduate School of Business Administration. Ms. Groves was selected to serve on our Board based on her accounting and financial expertise, as well as her extensive senior management experience and public company board experience in the medical device, hospital, insurance, physician practice management, pharmaceuticals, and professional services industries.

Committees of our Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2025, there were five regular meetings of our Board of Directors, and the various committees of our Board of Directors met a total of 17 times. No director attended fewer than 75% of the total number of meetings of our Board of Directors and of committees of our Board of Directors on which he or she served during the fiscal year ended December 31, 2025. All of our directors attended our annual meeting of stockholders held in 2025. Our Board of Directors adopted a policy in 2021, in which members of our Board are strongly encouraged to attend our annual meetings of stockholders.

Audit Committee. Our Audit Committee met four times during the fiscal year ended December 31, 2025. This committee currently has three members, Ms. Groves (Chairperson), Dr. Nohaile, and Ms. Dong. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include overseeing the preparation of the Company’s accounting and financial statements, the Company’s compliance with legal and regulatory requirements, information security and data privacy compliance, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditors. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls, reviews the scope of annual audits, and oversees matters relating to our Code of Conduct and Whistleblower policy. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by Nasdaq, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Ms. Groves is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available in the “Governance” tab in the “Investors” section of our website at www.fulgentgenetics.com.

Compensation Committee. The Compensation Committee met four times during the fiscal year ended December 31, 2025. This committee currently has three members, Ms. Dong (Chairperson), Ms. Groves, and Dr. Nohaile. The Compensation Committee's role and responsibilities are set forth in the Compensation Committee's written charter and include overseeing and administering the compensation and benefit plans of the Company, determining compensation for directors, executive officers, and senior management, and managing the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), or any successor to such plan. The Board has determined that each member meets the independence standards of Nasdaq.

The firm, USI Insurance Services (“USI”), is engaged directly by the Compensation Committee to provide consulting services to this committee on matters relating to the compensation of named executive officers (“NEOs”) and directors. USI is engaged by the Compensation Committee to provide:

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market pay data and related analysis;
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timely and relevant information on industry and peer group pay practices;
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guidance on alternative approaches to delivering compensation to executive officers and directors consistent with the Board’s compensation philosophies and objectives;
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modeling of financial and compensation impact of pay plan alternatives;
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current and projected values for each element of compensation delivered to executive officers;
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technical briefings on statutes and regulations impacting executive compensation and related compliance;
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support as required in preparing plan documents, agreements and disclosures; and
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administrative support relating to maintaining reports, documents, and analysis.

USI provides services and performs work under the direction of the Compensation Committee Chairperson. The Compensation Committee Chairperson provides instruction to USI on the nature and scope of work to be performed and authorizes or is made aware of any work performed or communications with management or the staff of the Company. Except for its engagement by the Compensation Committee, USI does not provide additional services to the Company.

In addition, Mr. Hsieh, our Chief Executive Officer, recommends to the Compensation Committee base salary, annual incentive award levels, and long-term incentive grants for our executive officer group (other than himself). Mr. Hsieh makes these recommendations to the Compensation Committee based on guidelines provided by this committee, and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

The Compensation Committee has not delegated its authority with respect to executive officer, senior management or director compensation decisions to any other person or body.

Please also see the report of the Compensation Committee and the section entitled “Compensation Discussion and Analysis” set forth elsewhere in this proxy statement.

A copy of the Compensation Committee’s written charter is publicly available in the “Governance” tab of the “Investors” section of our website at www.fulgentgenetics.com.

Nominating and Governance Committee. The Nominating and Governance Committee of our Board of Directors (the “Nominating Committee”) met four times during the fiscal year ended December 31, 2025, and has three members, Dr. Nohaile (Chairperson), Ms. Groves, and Ms. Dong. The Board has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by Nasdaq. The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include nominating directors to serve on the Board.

Nominations for Members of our Board and Diversity Matters

Generally, our Nominating Committee will consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications. The Nominating Committee evaluates candidates recommended by stockholders in the same manner as candidates recommended by other sources. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity objectives, the extent to which the candidate would fill a present need on our Board of Directors, and concern for the long-term interests of our stockholders. To this end, our corporate governance guidelines provide that no director should hold more than three public company directorships, and our Chief Executive Officer and other Board members who are employed full-time should not hold more than two public company directorships (including, in each case, such member’s seat on the Board). Further, our Nominating Committee is responsible for regularly evaluating the performance of each director then-serving on the Board and the Board as a whole, and considers the results of this evaluation in determining the candidates to recommend to the Board as director nominees.

We are committed to our efforts to provide equal opportunity in employment and in our core belief that our stockholders are better served when we commit to diversity and inclusion at all levels of our organization, including our Board of Directors, senior management, and rank-and-file employees. Our Nominating Committee strives to assemble a Board of Directors that brings a variety of perspectives and skills derived from diverse business and professional experience and considers individuals from various disciplines and backgrounds in recommending director nominees. The Nominating Committee’s review of the skills and experience it seeks in the Board as a whole, and in individual directors, in connection with its review of the Board’s composition, enables it to assess the effectiveness of its goal of achieving a Board with a diversity of experiences and backgrounds.

Other than as described above, there are no stated minimum qualifications for director nominees, and the Nominating Committee may consider these factors and any other factors as it deems appropriate. The Nominating Committee does, however, review the activities and associations of each potential candidate in an effort to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board. Additionally, the Nominating Committee recognizes that applicable Nasdaq rules provide that at least a majority of the members of our Board must qualify as independent directors under applicable Nasdaq rules, and that the members of certain of our Board committees must satisfy enhanced independence and financial expertise requirements under applicable Nasdaq and SEC rules. The Nominating Committee may establish additional or different qualifications for Board membership in the future, and the Nominating Committee is responsible for assessing the appropriate balance of qualifications required of Board members.

The Nominating Committee may consider and evaluate candidates at any point during the year. In connection with each annual meeting of our stockholders, the Nominating Committee recommends to our Board certain director nominees for election at the annual meeting by our stockholders, and the Board then selects its director nominees based on its determination, using the recommendation and other information provided by the Nominating Committee, of the suitability of all director candidates, individually and in the aggregate, to serve as directors of our Company.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board of Directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the Nominating Committee, care of our Corporate Secretary at our principal office no later than 90 days prior to the annual meeting of our stockholders, and should be accompanied by the following information:

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as to each person whom the stockholder proposes to nominate for election or re-election as a director, (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of the Company which are beneficially owned by the person, (d) a statement whether such person, if elected, intends to tender a resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, in accordance with the Bylaws, (e) a representation as to whether or not the stockholder or beneficial owner, if any, or any of their respective affiliates, associates, or others acting in concert therewith intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (f) each person’s consent to be named in a proxy statement relating to such meeting of stockholders, and (g) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act;
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as to the stockholder giving the notice, (a) the name and record address of the stockholder, and (b) the class and number of shares of the Company which are beneficially owned by the stockholder;
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as to the stockholder giving the notice and any Stockholder Associated Person (as defined in Section 2.9 of the Bylaws), to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any Relevant Hedge Transaction (as defined in Section 2.9 of the Bylaws) has been entered into; and
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as to the stockholder giving the notice and any Stockholder Associated Person, (a) whether and the extent to which any Derivative Instrument (as defined in Section 2.9 of the Bylaws) is directly or indirectly beneficially owned, (b) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company, (c) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (d) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).

A copy of the Nominating Committee’s written charter is also publicly available in the “Governance” tab of the “Investors” section of our website at www.fulgentgenetics.com.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee has three members, Ms. Dong (Chairperson), Dr. Nohaile, and Ms. Groves. No member of our Compensation Committee was at any time during 2025 or at any other time an officer or employee of ours. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure and Role in Risk Oversight

Our Board is responsible for the oversight of the business affairs of the Company, determination of the Company’s long-term strategy and objectives, and management of the Company’s risks. Our Board is chaired by Mr. Hsieh. As stated above, our Board has determined that Ms. Dong, Dr. Nohaile, and Ms. Groves are “independent directors” as defined by Nasdaq rules. Currently, the Company does not have a singular lead independent director. We believe having a single person serve as both Chairperson of our Board and Chief Executive Officer of our Company is the most effective leadership structure for us at this time. We believe Mr. Hsieh is the director best situated to identify strategic opportunities and focus the activities of the Board on the matters most critical to our business and strategy due to his commitment to our Company. The Board also believes the combined role of Chairperson of our Board and Chief Executive Officer promotes effective execution of strategic initiatives and facilitates information flow between management and the Board. We believe our Board committees, which are all comprised solely of independent directors and which meet regularly without members of management present, and their roles in the Board’s performance of its risk oversight function provide an appropriate level of independent oversight (including risk oversight) of our management, even in light of the Board’s current leadership structure, consisting of a single person serving as both Chairperson of our Board and Chief Executive Officer of our Company.

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, cybersecurity, financial, and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. In its risk oversight role, the Board and each of its committees regularly discusses, internally and with management, the material risks confronting our business, and considers the risks and vulnerabilities we face when granting authority to management and approving business strategies and particular transactions. As part of its oversight function, the Board also monitors the day-to-day risk management processes designed and implemented by our management and generally evaluates how our management operates our Company with respect to our risk exposures, in part through its committee structure as follows:

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the Audit Committee oversees management of risks relating to our financial reporting and accounting policies and any related party or conflict-of-interest transactions;
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the Compensation Committee oversees management of risks relating to our compensation practices and policies; and
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the Nominating Committee oversees management of risks relating to the composition of the Board, including the independence of our directors.

Climate Risks and Sustainability Oversight

Our Nominating Committee also oversees, reviews, and considers our efforts on sustainability matters. These efforts have included evaluating and disclosing details around our greenhouse gas emissions, taking steps to actively reduce our resource footprint, adopting emission reduction targets and goals, increasing the quality of our employee training and engagement, expanding and clarifying our views on human rights and labor rights, and implementing new policies that govern climate change and health and safety. In response to certain sustainability-related risks and to assist with oversight, a sustainability Working Group (the “Working Group”) was formed in 2022. The purpose of the Working Group is to help identify, measure, and respond to sustainability risks and opportunities. The Working Group is comprised of members of our executive team and senior management across various departments including Finance, Human Resources, Compliance, Legal, and Operations. The Working Group briefs the Nominating Committee quarterly on emerging sustainability trends and is responsible for the execution of initiatives as directed by the Nominating Committee. These matters are further reviewed, discussed and publicly available under the “Sustainability” tab of the “Investors” section of our website at www.fulgentgenetics.com.

Other Corporate Policies

Our Nominating Committee also oversees our efforts with respect to other corporate governance policies, such as our Corporate Governance Guidelines. Our Audit Committee oversees our efforts with respect to our Insider Trading Policy, and our Chief Financial Officer serves as our compliance officer, or “Designated Trading Officer,” for our Insider Trading Policy. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Transactions in securities of our Company for our Chief Executive Officer and Chief Financial Officer are approved by the Chairperson of our Audit Committee. It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any applicable exchange listing standards when engaging in transactions in securities of the Company. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Cybersecurity Risk Management

Our Audit Committee oversees our data privacy and cybersecurity program, including management’s processes for identifying, assessing, and managing risks associated with cybersecurity threats. This oversight includes monitoring efforts to protect the confidentiality, integrity, and availability of the systems and data used in the operation of our business and to address applicable contractual, regulatory, and legal obligations relating to the information we obtain in connection with providing our testing products and services.

Our cybersecurity program is managed by our Chief Information Security Officer (“CISO”), who reports directly to our Chief Operating Officer and provides regular updates to the Audit Committee. Our CISO has over 20 years of experience in information security, risk management, and regulatory compliance. In this role, he is responsible for developing and implementing our cybersecurity strategy, overseeing day-to-day security operations, managing incident response, and ensuring alignment with applicable regulatory requirements and industry frameworks. Material cybersecurity matters are escalated to the Audit Committee and, where appropriate, to the full Board of Directors.

Our cybersecurity program is designed to support compliance with applicable federal and state privacy and security laws and regulations, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (“HIPAA”), which govern the privacy and security of protected health information (“PHI”) that we create, receive, maintain, or transmit in connection with providing its products and services. We maintain administrative, physical, and technical safeguards required under the HIPAA Security Rule and monitors and evaluates its obligations under applicable state privacy laws.

Our cybersecurity program incorporates processes for evaluating cybersecurity risks, implementing technical and organizational safeguards, and maintaining incident response and recovery capabilities designed to reduce the potential operational and financial impacts of cybersecurity events. Additionally, we maintain cybersecurity insurance coverage as part of our overall risk management approach.

Our Audit Committee receives regular updates regarding our cybersecurity risk management activities, threat environment, and key initiatives related to data privacy and information security. These briefings occur at least quarterly and may include discussions regarding emerging cybersecurity risks, program maturity, incident response preparedness, and material developments affecting our cybersecurity posture.

During 2025, we continued to advance our cybersecurity risk management program through the implementation and refinement of policies, processes, technologies, and training designed to support the protection of our systems and data. Key initiatives included:

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Enhancing cybersecurity controls, procedures, and incident response planning designed to support the identification, mitigation, and management of cybersecurity risks and to facilitate recovery from potential cybersecurity incidents;
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Conducting regular network vulnerability scanning activities to identify and address potential software and system vulnerabilities;
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Continuing to align elements of our cybersecurity program with recognized industry frameworks, including the National Institute of Standards and Technology Cybersecurity Framework;
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Maintaining Systems and Organization Controls (“SOC”) related to Information Technology General Controls supporting the operation of our systems;

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Maintaining SOC 2 Type II compliance relating to controls designed to safeguard customer data and evaluating the operating effectiveness of those controls; and
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Continuing mandatory employee cybersecurity awareness and training programs, including phishing simulation exercises and role-based training for personnel with access to sensitive systems and patient data.

As of the date of this proxy statement, we are not aware of any cybersecurity incidents that have materially affected or are reasonably likely to materially affect our business strategy, results of operations, or financial condition.

Supply Chain Management

In 2022, we implemented a formal Supplier Code of Conduct and Modern Slavery Statement, which we further updated in 2023, applicable and enforceable company-wide, including all of our affiliates and subsidiaries. As part of our code of conduct, we designed a supplier questionnaire to track suppliers’ initiatives such as environmentally friendly operations, human rights protections, and data security protections.

Customer and Employee Satisfaction

We maintain an open forum to collect feedback and monitor overall satisfaction of both our customers and employees in an effort to provide the highest quality of service possible. We value the views and experiences of our employees. Each department conducts periodic employee reviews and offers ongoing career development support and training programs for all employees. In 2025, our overall employee retention rate was 83%.

Stockholder Communications to Our Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations team as indicated in the “IR Resources - Contacts” section of the “Investors” page on our website. Stockholders may communicate with the Board by sending a letter to the attention of our Corporate Secretary at the address of our principal executive offices. Any such communication must set forth the name and address of the stockholder on whose behalf the communication is sent and indicate whether the communication is intended for the full Board, the non-employee directors as a group or an individual director. The Corporate Secretary, or their designee, may review any such communication before forwarding it to its intended recipient(s), and may choose not to forward any communication that is unrelated to the duties and responsibilities of the Board or unduly hostile, threatening, illegal, similarly unsuitable or otherwise inappropriate for Board consideration. Items that are unrelated to the duties and responsibilities of our Board of Directors and that may be excluded, include:

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junk mail and mass mailings;
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resumes and other forms of job inquiries;
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surveys; and
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solicitations or advertisements.

Appropriate communications will be forwarded to the Board or the identified director(s) on a periodic basis. Any communications that concern accounting, internal control over financial reporting, or auditing matters will be handled in accordance with procedures adopted by the Audit Committee for such communications.

Executive Officers

The names of our current executive officers, their ages as of March 31, 2026, and their positions are shown in the table below. Each executive officer’s employment with the Company is “at-will” and may be terminated at any time without any advance notice and for any reason or no reason at all. There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was or is selected as an officer of our Company, and, except with respect to Ming Hsieh and Jian Xie (who are siblings), there are no family relationships between any director nominees and any executive officers of our Company. Biographical summaries of each of our executive officers who are not also members of our Board are set forth below.

Name of Executive Officer	Age	Position(s) and Officer(s)
Ming Hsieh	70	Chief Executive Officer and Chairperson of the Board
Paul Kim	58	Chief Financial Officer
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	59	Chief Scientific Officer and Laboratory Director
Jian Xie	59	President and Chief Operating Officer

Mr. Hsieh serves as a member of our Board, and his background is described above.

Paul Kim has served as our Chief Financial Officer since January 2016. Mr. Kim also currently serves on the board of directors of Exagen Inc., a leading provider of autoimmune testing solutions, a position he has held since July 2023. Prior to his service with us, Mr. Kim was retired from 2011 until 2015 and served as Chief Financial Officer of Cogent, a publicly traded biometric identification services and product company, from 2004 until 2011. Mr. Kim’s past experience also includes service as the Chief Financial Officer of JNI Corporation (“JNI”), a publicly traded storage area network technology company, from 2002 until 2003, as Vice President, Finance and Corporate Controller at JNI from October 1999 to August 2002 and as Vice President of Finance and Administration for Datafusion Inc., a privately held software development company, from 1998 until 1999. From April 1996 to January 1998, Mr. Kim was the Corporate Controller for Interlink Computer Sciences, Inc., a publicly traded enterprise software company. From 1990 to 1996, Mr. Kim worked for Coopers and Lybrand L.L.P., leaving as an audit manager. Mr. Kim received a B.A. in Economics from the University of California at Berkeley in 1989 and is a Certified Public Accountant.

Hanlin (Harry) Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G. is a founder of our genetic testing business; he has served as the Company’s Laboratory Director since February 2012 and was appointed as the Company’s Chief Scientific Officer in January 2016. Dr. Gao’s prior experience includes service as Laboratory Director of both the DNA Sequencing Core Laboratory and Clinical Molecular Diagnostics Laboratory at City of Hope from 2004 until 2013. Dr. Gao completed his clinical molecular genetics training fellowship and post-doctoral fellowship at Harvard Medical School in 2004 prior to joining City of Hope. Dr. Gao received a M.S. in Immunology and an M.D. from Peking University and Inner Mongolia University for Nationalities in China in 1993 and 1990, respectively, as well as a Ph.D. in Microbiology, Immunology and Medical Genetics from The Ohio State University in 2001. Dr. Gao is board certified in clinical molecular genetics by the American Board of Medical Genetics and is a Fellow of the American College of Medical Genetics and Genomics.

Jian (James) Xie, a co-founder of Fulgent Genetics, Inc., is our Chief Operating Officer, a position he has held since April 2018, and has further served as the Company’s President since May 2022. Prior to Mr. Xie’s service as our Chief Operating Officer, he served as our Vice President of Bioinformatics, a position he held since inception. Prior to joining Fulgent, Mr. Xie served as the Senior Vice President of Cogent, a publicly traded biometric identification service and product company from 1996 until 2011. As Chief Operating Officer of the Company, Mr. Xie is responsible for managing all global operations, product vision and product engineering. He is focused on unifying all departments to maximize efficiency, drive sustainable growth and inspire continuous innovation. He received his B.A. in Engineering from Chongqing University in 1987 and has both an M.S. in Industrial Engineering and an M.S. in Computer Science from the University of New South Wales in 1992.

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Highlights

In 2025, our differentiation in diagnostics and laboratory services led to continued strong annual revenue growth. Our technology platform for our laboratory services business includes proprietary gene probes, data suppression and comparison algorithms, adaptive learning software, and proprietary laboratory information management systems. This platform provides a broad test menu, the ability to rapidly develop and launch new tests, customizable test offerings, which allow for lower costs per test, and high efficiency.

Beginning in 2021, we began disclosing core revenue (“Core Revenue”). Core Revenue excluded revenue from COVID-19 testing products and services including COVID-19 next generation sequencing (the “NGS”) testing revenue. Core Revenue better aligned with the longer-term growth objectives of the Company. Prospectively, as of 2025, we no longer make the distinction of disclosing Core Revenue, as revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue is negligible.

We experienced an increase of 14% and 15% year-over-year in 2025 in total revenue and Core Revenue, respectively. Compound annual revenue growth was 6% from 2023 to 2025. Compound annual Core Revenue growth was 11% from 2023 to 2025. Our revenue growth was driven mainly by the precision diagnostics revenue, which improved in both reproductive health services and legacy diagnostic offerings. We believe we have been prudent stewards of cash and maintain a strong balance sheet with which to execute our strategy. We completed our fiscal year ended December 31, 2025, with $705.5 million in cash, cash equivalents, restricted cash, and marketable securities. For a full discussion of our financial performance during the periods indicated below, please refer to the Annual Report and our other Annual Reports on Form 10-K filed with the SEC.

Annual Revenue ($M)
289.2
283.5
322.7
+6%
CAGR
2023
2024
2025

Annual Core Revenue ($M)
262.1
281.2
322.7
+11%
CAGR
2023
2024
2025

We continue to progress with the Fulgent Pharma pipeline, generating product candidate formulations, particularly amorphous product candidate formulations, which can be used for both IV and oral formulations with a goal to improve pharmacokinetic profile, as well as safety and efficacy. The goal of our nano-drug delivery platform is to develop product candidates to treat various diseases for which we believe the current standard of care is inadequate or may be improved. The first product candidates we are developing with this platform are FID-007 and FID-022 as shown in the pipeline chart below. We are investigating FID-007 in a Phase 2, randomized, multi-center, open-label trial of FID-007 in patients with recurrent or metastatic head and neck (“H&N”) squamous cell carcinoma at various sites in the United States. We released the preliminary data for this trial based on 39 randomized patients at the European Society for Medical Oncology (“ESMO”) in October 2025, we anticipate announcing our interim findings for this trial in June 2026, and we expect a full data readout by the second half of 2027. We began a Phase 1/1b clinical trial of FID-022 in 2025, with the first dose level completed in December 2025, the second dose level completed in January 2026, and the third dose level beginning in February 2026. The target markets for these product candidates are large and well-established, including H&N, ampullary, pancreatic, breast, and non-small cell lung cancer. Our current research and development progress for certain of our candidates and assets is shown in the pipeline chart below.

Compensation Philosophies and Objectives

The goal of our executive compensation philosophy is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Guiding principles that influence the structure and level of compensation for executive officers are:

•
To reward the executive management team as a group for the financial performance of the Company, and to also reward for individual performance;
•
To have the level of total compensation opportunity for each individual executive officer reflect the relative level of job responsibility, market pay, and expected impact on the current and long-term performance of the Company;
•
To have a significant portion of total direct compensation be at risk, with the opportunity for executive officers to earn correspondingly meaningful and competitive amounts of compensation relative to performance that drives growth in stockholder value;
•
To expect executive officers to retain a meaningful level of ownership in Company stock as a means of aligning the interests of management with those of stockholders;
•
To structure incentive compensation with a focus on management achieving annual financial objectives in a manner that supports and drives the Company’s long-term success and profitability; and
•
To have elements of compensation other than direct pay, including perquisites, personal benefits, or protection agreements serve as balance of interests among executives, the Company, customers, and stockholders.

Specifically, the objective is to target base salary at approximately the 50th percentile (i.e., median) of market pay. Variable incentive pay is earned based on performance that is measured over short-term and long-term periods. Target award levels are designed to deliver competitive total direct compensation (i.e., annual cash compensation plus long-term incentive compensation) in comparison to the Company’s peer group (refer to the subsection entitled “General Procedures and Benchmarking” below for a discussion of peer group composition and how market pay is defined for our NEOs). Awards earned are dependent upon achievement of planned performance levels.

NEOs

This Compensation Discussion and Analysis provides information regarding our executive compensation programs for the following executive officers. These executive officers are also referred to in this “Compensation Discussion and Analysis” as our NEOs.

Name of Executive Officer	Position
Ming Hsieh	Chief Executive Officer and Chairperson of the Board
Paul Kim	Chief Financial Officer
Hanlin Gao, M.D., Ph.D., D.A.B.M.G., F.A.C.M.G.	Chief Scientific Officer and Laboratory Director
Jian Xie	President and Chief Operating Officer

As described in further detail in this “Compensation Discussion and Analysis” section, our executive compensation program is designed to provide incentives to our executive officers that are financially sound and align the short-term and long-term interests of these executive officers with those of our stockholders. Our executive compensation generally consists of three primary elements: salary, long-term time-based and performance-based equity interests, and an annual non-equity incentive award opportunity based on corporate performance.

General Procedures and Benchmarking

The Compensation Committee reviews all aspects of cash and long-term incentive compensation for executive officers pursuant to its committee charter.

Risk Assessment and Mitigation

In accordance with its established practice, the Compensation Committee met in February 2025 to conduct its annual review of the Company’s compensation policies and practices to assess risks reasonably likely to have a material adverse effect on the Company. We believe that our current policies and practices do not promote excessive risk taking and adequately manage these risks which we believe are mitigated by the polices described below.

•
Insider Trading Policy: Our insider trading policy is distributed on an annual basis to all employees and to all new employees. This policy applies to our officers, directors, employees, and consultants who may come into possession of material non-public information. This policy requires consent of a Designated Trading Officer prior to entry into any 10b5-1 trading plan and prohibits entry into any plan while in possession of material non-public information. Trades for our executive officers must also be precleared by the Designated Trading Officer. As noted above, our Chief Financial Officer is our Designated Trading Officer, and the Chairperson of our Audit Committee approves trades for our Chief Financial Officer and our Chief Executive Officer.
•
Hedging and Pledging: Our insider trading policy also permits pledging and hedging shares of our common stock with the consent of a Designated Trading Officer. We have consented to our Chief Executive Officer entering into pre-paid forward contracts with respect to 2,550,000 shares of our common stock, of which 1,000,000 shares of our common stock are currently subject to these arrangements. These currently pledged shares represent approximately 3.4% of our issued and outstanding shares of common stock as of the record date. We have also previously permitted share pledges as noted in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” When evaluating pledging and hedging transactions, we consider a variety of factors, including whether the shares of our common stock were acquired by an officer or director through investment or compensation, the length of time these shares were held, the number of pledged or hedged shares as compared to the total number of our issued and outstanding shares of our common stock, and the likelihood, based on facts and circumstances available at the time, of those shares being foreclosed upon. To date, no shares have been foreclosed upon pursuant to these arrangements.
•
Claw-Back Policy: We originally adopted a “claw-back” or recoupment policy in March 2022 pursuant to which we may seek to recoup certain compensation, including equity compensation, from executive officers in the event the Compensation Committee determines that an executive officer engaged in serious misconduct, or, in certain circumstances, this executive officer failed to supervise a subordinate employee who engaged in serious misconduct and this misconduct resulted in a material violation of law or a violation of a written Company policy that caused us significant financial or reputational harm. In October 2023, we amended our policy to also provide for the mandatory reimbursement or recovery, from current and former officers, of excess incentive-based compensation that was erroneously awarded during the three years preceding the date that the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the errors were corrected in the current period or left uncorrected in the current period.
•
Compensation Program Risk Management: Our Compensation Committee believes that the following features of our executive compensation program help to mitigate risk.
o
Compensation mix (as described further below) consists of a balanced mix of short-term, medium-term, and long-term compensation.
o
Equity grants generally have extended vesting periods designed to encourage executives to value and focus on long-term performance.

o
Annual incentive awards and performance milestones are determined on an annual basis in the discretion of the Compensation Committee.
o
Caps on the maximum payment under our annual cash incentive plan and our stock incentive compensation plan.

Role of Chief Executive Officer

The Compensation Committee seeks input and recommendations from Mr. Hsieh, our Chief Executive Officer, regarding base salary, annual incentive award levels, and long-term incentive grants for the executive officer group (other than himself). Mr. Hsieh makes these recommendations based on guidelines provided by the Compensation Committee and judgments regarding individual performance. Mr. Hsieh is not involved with any aspect of determining his own pay.

Role of Compensation Consultant

The Compensation Committee also retains an independent compensation consultant to assist in evaluating Mr. Hsieh’s recommendations and the Company’s executive compensation program. USI, an independent human resources consulting firm, was retained to obtain benchmark data and assist in the design and development of the Company’s executive compensation. The Compensation Committee has considered the independence of USI in light of SEC rules and Nasdaq listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a letter from USI that addresses the independence of USI and the members of the consulting team serving the Compensation Committee consider other services provided to the Company by USI, fees paid by the Company as a percentage of USI total revenue, any business or personal relationships between members of the USI consultant team with members of the Compensation Committee, stock of the Company owned by members of the USI consultant team or any immediate family members, and any business or personal relationships between the executive officers of the Company and members of the USI consultant team. The Compensation Committee discussed these considerations and concluded that the work performed by USI and the members of the consulting team did not raise any conflicts of interest.

Benchmarking

The Compensation Committee determines competitive levels of total compensation for executive officers by applying market pay data and prevalence of practice information provided by the compensation consultant to the Compensation Committee. Market pay information is used by the Compensation Committee to establish and maintain competitive levels of total direct compensation and to determine the level of pay actually delivered to each NEO. Market pay data is applied in setting target levels of:

•
base salary;
•
total cash compensation (i.e., base salary plus annual incentive awards); and
•
total direct compensation (i.e., total cash compensation plus targeted long-term incentive compensation).

The Compensation Committee also relies on prevalent market practices in assessing the competitiveness and appropriateness of perquisites, personal benefits, deferred compensation, and payments in connection with events that may trigger payments or benefits to executive officers, such as a change-in-control.

The peer group market for the Company includes 12 healthcare and diagnostics and research companies. The companies included in the peer group are identified by the compensation consultant and reviewed by the Compensation Committee on an annual basis. Peer organizations are located within a multi-state geographic region and are of comparable market capitalization and revenue size to the Company. The companies that are included in the peer group have market capitalization or revenue that are 0.25x to 2.5x that of the Company. The peer group companies remain in the peer group each year to maintain a stable and consistent market pay measure, with additions and deletions occurring when required to assure comparability to the Company and to reflect mergers and acquisitions. The following list includes all peer group companies used for the current period:

Peer Company	Headquarters
10x Genomics, Inc.	Pleasanton, CA
Adaptive Biotechnologies Corporation	Seattle, WA
CareDx, Inc.	Brisbane, CA
Castle Biosciences, Inc.	Friendswood, TX
Cytek Biosciences, Inc.	Fremont, CA
GeneDx Holdings Corp.	Stamford, CT
Myriad Genetics, Inc.	Salt Lake City, UT

NeoGenomics, Inc.	Fort Myers, FL
Opko Health, Inc.	Miami, FL
Pacific Biosciences of California, Inc.	Menlo Park, CA
Twist Bioscience Corporation	South San Francisco, CA
Veracyte, Inc.	South San Francisco, CA

The compensation consultant provides the Compensation Committee, on an annual basis, with total direct compensation pay amounts delivered by the peer group to each NEO. The source of data applied in the market analysis is the annual proxy reports for each peer company. Market pay data is statistically summarized and presented for the Chief Executive Officer, Chief Financial Officer, and all other Executive Vice President level officers. Market pay data is summarized separately for base salary, total cash compensation, long-term incentive compensation, and total direct compensation.

The Compensation Committee also uses industry pay data provided by the compensation consultant. This data is sourced from published compensation surveys that report the level of base salary and total cash compensation paid to executives in like positions by companies of comparable revenue size in comparable industries.

Market pay data from both the peer group and industry data sources are collectively a primary factor in the Compensation Committee’s recommendations to the full Board on setting target levels of base salary, annual incentive awards, and long-term incentive awards; and are taken into account along with performance in determining base pay increases.

Advisory Pay Votes

The Board seeks advisory approval of the Company’s executive compensation program from stockholders on an annual basis. Each year stockholders cast an advisory vote on executive compensation, and in every instance, they have approved the Company’s executive compensation practices. The Compensation Committee carefully considers the results of our stockholders’ advisory say-on-pay vote when evaluating the Company’s executive compensation program.

Elements of Executive Compensation

The following is a summary of our compensation arrangements with each of our executive officers which are in accordance with our employment agreements and severance agreements with each of them, which are filed as exhibits to our Annual Report. The elements of total compensation delivered to all or certain NEOs, including potential payments or benefits include:

•
Base salary (refer to column (c) of Summary Compensation Table)
•
Annual incentive awards (refer to column (d) of Summary Compensation Table)
•
Long-term incentive compensation in the form of equity grants or awards (refer to column (e) of Summary Compensation Table)
•
Perquisites and personal benefits (refer to column (f) of Summary Compensation Table)
•
Severance and/or change-in-control agreements (refer to Payments or Benefits in Connection with Termination of Employment or Change-in-Control)

Base Salary

As discussed in the “Compensation Philosophies and Objectives” section, base salary is targeted at the median market base salary for each executive officer position. Market base salary is the primary determinant of target base pay levels, with internal equity or pay relationships among officer positions a secondary consideration.

Base salary for each executive officer is reviewed annually and is subject to adjustment consistent with individual performance. Other factors that influence the amount of adjustment to base salaries are the budget made available company-wide for base pay increases, and the need for market equity adjustments referenced in the “Compensation Philosophies and Objectives” section.

Annual Incentive Award

All NEOs participate in an annual incentive pay plan that provides a cash award opportunity tied to the Company’s revenue and adjusted EBITDA (“Adjusted EBITDA”) achieved for the fiscal year in comparison to the Company’s financial plan for the year. The goals are weighted at the same level in determining that cash award. The objective of the plan is to place a meaningful portion of targeted cash compensation at risk, and to deliver reasonable and competitive awards to executive officers for achieving the income objectives set for the year. Annual incentive award targets, expressed as a percentage of base salary, are established at the beginning of the fiscal year period for each executive officer. The Compensation Committee establishes threshold and target levels of performance and caps the maximum awards. No matter how extraordinary the performance, the award is capped at 162.5% of the target.

Long-Term Incentive Compensation

The 2016 Plan was amended and restated in 2023. The 2016 Plan enables the Company to attract and retain future leadership talent and reward executives and other selected officers for growing the value of the Company. Equity grants during the 2025, 2024, and 2023 fiscal years were made in the form of performance-based and time-based RSUs.

These RSU grants provide the recipient the right to receive a full-value share of the Company’s common stock for each unit granted, upon satisfaction of the conditions set forth under the grant agreement. This form of equity award was chosen by the Board of Directors for several reasons, including favorable accounting treatment under Accounting Standards Codification (“ASC”) 718, use of fewer shares relative to comparable value of stock options, and retention of awarded shares by the executive when coupled with the share ownership and retention policy. Under the terms of the award agreements, the time-based RSUs are subject to a three-year service vesting requirement, subject to continued service of the executive with us on the vesting date.

Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards are granted in connection with the Company’s yearly compensation cycle and regularly scheduled meetings of the Compensation Committee. We did not grant stock options to our NEOs during the 2025, 2024, and 2023 fiscal years. Our non-employee directors may elect to receive equity compensation in the form of options or RSUs, which are granted to non-employee directors on the date the director first becomes a non-employee director and on the date of each annual meeting, in accordance with our Director Compensation Policy described below. The Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information for the purpose of affecting the value of executive compensation.

Personal Benefits, Perquisites, and Supplemental Retirement Benefits

The Board provides a reasonable level of personal benefits and perquisites to the NEOs to support the business interests of the Company, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. There are no supplemental retirement benefits provided to any NEO.

Potential Payments upon Termination or Change-In-Control

Severance Obligations

We have entered into severance agreements with each of our NEOs. These severance agreements provide that, subject to an executive officer’s execution and absence of revocation of a release in favor of us, the executive officer is entitled to one year of continuation of his or her annual base salary (based on the rate of pay in effect during the last regularly scheduled payroll period immediately preceding a change in control and in accordance with the Company’s regular payroll practices) following a termination of such executive officer’s employment with us for any reason within one year after a change in control of our Company. In general, the severance agreements provide that a change in control will occur if: any person or group of persons becomes the beneficial owner of more than 50% of the combined voting power of our Company (except for a transaction in which the beneficial owners of voting securities of our Company before the transaction continue to hold, directly or indirectly, the same proportions of voting securities in our Company after the transaction); the individuals who comprise our Board (or such other individuals as may be approved by a vote of at least two-thirds of our Board) cease to comprise at least a majority of our Board in any 12-month period; our Company merges or consolidates with another entity (except for a merger or consolidation effected to implement a recapitalization or similar transaction or a transaction which would result in the voting securities of our Company outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of our Company or the surviving entity outstanding immediately after such merger or consolidation); or our Company liquidates or dissolves or sells or otherwise disposes of substantially all of its assets; in each case subject to certain specified exceptions. If Mr. Hsieh, Mr. Kim, Dr. Gao, or Mr. Xie, had been terminated on December 31, 2025, following a change in control, they would have been eligible to receive $1,000,000; $600,000; $513,000; and $615,000, respectively, in one year of continued salary from the Company. If Mr. Hsieh, Mr. Kim, Dr. Gao, or Mr. Xie had been terminated on December 31, 2025 absent a change in control, each NEO would have been eligible to receive $0.

Severance Tax Matters

All payments made and benefits available to each executive officer in connection with his or her employment agreement will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the terms of his or her employment agreement. To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code (as determined by the Company and the executive), amounts that would otherwise be payable and benefits that would otherwise be provided to the executive shall be paid in full under the severance agreement on the first business day after the date that is six (6) months following the NEO’s termination of employment (or upon the NEO’s death, if earlier).

Interrelationship Between Compensation Elements

Other important interrelationships between elements of total compensation are:

•
The annual cash incentive plan and the equity based long-term incentive compensation plan reflect a balance of reward for annual profitability, sustained long-term financial performance, and growth in share value.
•
The policy of requiring retention of any net shares delivered through the long-term incentive compensation plan for at least a one-year period strengthens the alignment of executives with stockholders.
•
The value of stock awards collectively represents wealth accumulation that will be monitored to assure delivery of reasonable, fair, and competitive compensation that is aligned with the stated executive compensation philosophies.
•
Payments or benefits triggered by death, disability, termination without cause, or change-in-control share a common purpose of providing a reasonable and fair level of protection against loss of income or benefits in connection with events over which the executive has no control.

Executive Compensation Decisions for 2025

Direct Compensation Mix and Market Alignment

Executive compensation is based upon pay for performance, with both annual and long-term incentives. Target total direct compensation is designed so that a significant portion of compensation varies based on the performance of the Company. The mix of award opportunity granted each year reflects a balance of short-term financial performance and long-term sustained share value growth. The amount at risk for the Chief Executive Officer is greater than the amount at risk for all other NEOs in recognition of the higher level of accountability held by the Chief Executive Officer for the performance of the Company.

The table below is a summary of key Company financial performance, considered by the Compensation Committee in making compensation decisions. An explanation of the adjustments to our U.S. generally accepted accounting principles (“GAAP”) financial measures used in this proxy statement and a reconciliation of the adjusted financial measures to the comparable GAAP financial measures are included in Annex A to this proxy statement under the heading “Note Regarding Non-GAAP Financial Measures”.

Fiscal Year	Total Revenue ($ Millions)	Core Revenue ($ Millions) (1)	Core EBITDA ($ Millions) (2)	Adjusted EBITDA ($ Millions) (3)
2025	$322.7	$322.7	$(9.4)	$(9.4)
2024	$283.5	$281.2	$(19.0)	$(2.8)
2023	$289.2	$262.1	$(9.2)	$1.5
(1)
Core Revenue excludes revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue. Beginning in 2025, Core Revenue was no longer calculated separately from total revenue, as COVID-19 related revenue is insignificant. The revenue figure set forth for fiscal year 2025 reflects revenue calculated in accordance with GAAP.
(2)
Core EBITDA is GAAP income (loss) minus non-GAAP gross profit and bad debt recoveries from COVID-19 testing products and services, plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment loss of investments, minus period legal adjustments, plus insurance expense related to transferable tax credits, plus one-time professional liability expense, and plus or minus other charges or gains, as identified, that management believes were not representative of the Company’s operations. Beginning in 2025, Adjusted EBITDA replaced Core EBITDA, as COVID-19 related revenue is insignificant.
(3)
Adjusted EBITDA is GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment loss of investments, plus insurance expense related to transferable tax credits, plus one-time professional liability expense, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations.

Base Salary

Generally, annual increases to base salary for each NEO are determined based upon the NEO’s current salary relative to the market data and peer group, individual performance, and the Company’s expectations for overall wage expense increases. Larger salary increases may occur when promotions or additional accountabilities create additional value for a specific position or benchmark studies indicate that an adjustment is necessary to maintain market competitiveness.

The Board made no increases to annual base salaries in 2025. Base salaries for the Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer, and President and Chief Operating Officer were $1,000,000, $600,000, $513,000, and $615,000, respectively. The base salaries were competitive with the peer group and industry data sources. The decision to not increase base salaries was determined pursuant to the process outlined above.

Annual Incentive Pay Plan

Target annual incentive awards, expressed as a percentage of base salary, are established before the beginning of the fiscal year period for each executive officer. These award levels correspond to target levels of 100% of base salary for the Chief Executive Officer, and 45% of base salary for all other NEOs. The target incentive award levels set for executive officers reflect the Board’s executive pay objectives explained under the “Compensation Philosophies and Objectives” section.

Equity Awards

Equity grants made under the 2016 Plan during the 2025 fiscal year were made in the form of time-based RSUs and performance-based RSUs. In determining a reasonable level of long-term incentive compensation to be granted, the Compensation Committee considered current total direct compensation relative to the market data and peer group.

The 2025 time-based RSU grants vest over a period of three years, with 1/3rd of such shares vesting 12 months after the vesting commencement date, March 1, 2025, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service on each vesting date.

The Chief Executive Officer received 98,220 shares of time-based RSUs with a grant date value of approximately $1.6 million. The Chief Financial Officer received 44,199 shares of time-based RSUs with a grant date value of $0.7 million. The Chief Scientific Officer received 37,790 shares of time-based RSUs with a grant date value of $0.6 million. The President and Chief Operating Officer received 45,304 shares of time-based RSUs with a grant date value of $0.7 million.

The 2025 performance-based RSU grants are earned and awarded over a three-year period. The number of RSU awards earned are scaled based on actual performance and will depend on how the Company performs against annual revenue and EBITDA targets for each of fiscal years 2025, 2026, and 2027.

The Chief Executive Officer received a total of 147,329 shares of performance-based RSUs, subject to adjustment upward or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $2.4 million and as of the grant date, the value of the maximum potential payout was approximately $3.9 million. The Chief Financial Officer received a total of 66,298 shares of performance-based RSUs, subject to adjustment upward or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $1.1 million, and as of the grant date, the value of the maximum potential payout was approximately $1.8 million. The Chief Scientific Officer received a total of 56,685 shares of performance-based RSUs, subject to adjustment upward or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $0.9 million, and as of the grant date, the value of the maximum potential payout was approximately $1.5 million. The President and Chief Operating Officer received a total of 67,956 shares of performance-based RSUs, subject to adjustment upward or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $1.1 million, and as of the grant date, the value of the maximum potential payout was approximately $1.8 million.

Performance Metrics for Annual Incentive Pay Plan and Performance-Based RSUs

The Compensation Committee establishes threshold levels of performance and caps the maximum awards. Revenue and Adjusted EBITDA are used to determine annual incentive funding and performance-based RSU grants earned, and each metric is weighted equally. Actual revenue must be at least 75% of the allocated target amount and actual Adjusted EBITDA must be at least 100% of the allocated target amount for an amount with respect to that metric to be earned or payable. If actual revenue is at least 75% of plan, then

50% of the revenue portion of executive’s target award is funded. If actual revenue is above the target, then the percentage achievement above target is multiplied by 4. Awards under the schedule are scaled proportionately for revenue for performance between 75% and 100% and between 100% and 125% of plan. Awards under the schedule are scaled proportionately for Adjusted EBIDTA for performance between 100% and 125% of plan. The award schedule provides executives with the opportunity to earn incentive awards that are greater than their target awards with actual performance above plan. No matter how extraordinary the performance, the total award is capped at 162.5% of the target of which the maximum funding level for revenue is 100% of the combined target award and for Adjusted EBITDA is 62.5% of the combined target award. The table below summarizes the funding scale for the financial performance metrics.

Funding Scale	Revenue	Adjusted EBITDA	Total
Funding below target	Reduce 2x for every 1% under target	0%
At target	100%	100%
Funding above target	Increase 4x for every 1% above target	1x for every 1% above target
Maximum funding level	200%	125%
Weighting	50%	50%
Weighted maximum funding level	100%	62.5%	162.5%

The table below shows the payout percentage based on the achievement level for each financial performance metric against target for 2025.

Metric	Threshold ($ Millions)	Target ($ Millions)	Maximum ($ Millions)	Actual Result ($ Millions)	Achievement	Incentive Earned (1) (2)	Weighting	Payout %
Revenue	$232.5	$310.0	$387.5	$322.7	104.1%	116.4%	50%	58.2%
Adjusted EBITDA	$(27.7)	$(27.7)	$(20.8)	$(9.4)	166.1%	125.0%	50%	62.5%
Total								120.7%
(1)
Since the actual revenue exceeded target, the incentive earned for every 1% over target was multiplied by four.
(2)
The achievement for adjusted EBITDA exceeded the maximum and therefore, the incentive earned for adjusted EBITDA was capped at 125%.

For the 2025 fiscal year period, the payout was funded at 120.7% of target incentive awards based on actual revenue and Adjusted EBITDA compared to plan targets. Revenue grew 14% over the prior year and was 104.1% of the plan target and Adjusted EBITDA was 166.1% of plan target. The Chief Executive Officer earned an incentive payout of 120.7% of his base salary, and other NEO’s earned an incentive payout of 54.3% of their base salaries.

The performance-based RSUs vest and settle after the end of each fiscal year. The performance-based RSUs earned for fiscal year 2025 were equal to 120.7% of the target award. The Chief Executive Officer earned 59,276, 39,802, and 19,067 shares of performance-based RSUs under the 2025, 2024, and 2023 incentive plans, respectively. The Chief Financial Officer earned 26,673, 14,926, and 5,721 shares of performance-based RSUs under the 2025, 2024, and 2023 incentive plans, respectively. The Chief Scientific Officer earned 22,806, 12,762, and 4,891 shares of performance-based RSUs under the 2025, 2024, and 2023 incentive plans, respectively. The President and Chief Operating Officer earned 27,341, 15,299, and 5,862 shares of performance-based RSUs under the 2025, 2024, and 2023 incentive plans, respectively.

Impact of Accounting and Tax Treatments of Compensation

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.

Section 162(m) of the Code, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s chief executive officer and four other most highly paid executive officers. We periodically review the potential consequences of Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

The Company does not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation paid or provided by the Company.

Compensation Committee Report

The Compensation Committee of our Board of Directors (the “Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

/s/ Members of the Fulgent Genetics, Inc. Compensation Committee

Linda Dong, Chairperson
Michael Nohaile, Ph.D.
Regina Groves

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table shows the total compensation paid or accrued to our NEOs during the last three fiscal years ended December 31, 2025, 2024, and 2023. Our NEOs consist of (1) our Chief Executive Officer, (2) our Chief Financial Officer, (3) our Chief Scientific Officer and Laboratory Director, and (4) our President and Chief Operating Officer. These individuals were our only executive officers during the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Non-equity incentive plan compensation ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)
Ming Hsieh	2025	1,000,000	1,207,000	4,000,000	(3)	—	6,207,000
Chief Executive Officer	2024	1,000,000	1,128,000	4,000,000	(4)	—	6,128,000
	2023	1,000,000	1,309,167	3,000,000	(5)	—	5,309,167

Paul Kim	2025	600,000	325,890	1,800,000	(6)	47,462	2,773,352
Chief Financial Officer	2024	600,000	203,040	1,500,000	(7)	50,604	2,353,644
	2023	600,000	235,650	900,000	(8)	43,963	1,779,613

Hanlin Gao	2025	513,000	278,636	1,539,000	(9)	21,613	2,352,249
Chief Scientific Officer and Laboratory Director	2024	513,000	173,599	1,282,500	(10)	12,879	1,981,978
	2023	513,000	201,481	769,500	(11)	6,221	1,490,202

Jian Xie	2025	615,000	334,037	1,845,000	(12)	13,621	2,807,658
President and Chief Operating Officer	2024	615,000	208,116	1,537,500	(13)	15,179	2,375,795
	2023	615,000	241,541	922,500	(14)	12,200	1,791,241

Summary Compensation Table Footnotes:

(1)
Calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting ASC Topic 718 to reflect the grant date fair value for stock awards for fiscal years 2025, 2024, and 2023. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.
(2)
For Dr. Gao, the amounts reflect $21,613, $12,879, and $6,221 in matching contributions under our 401(k)-retirement savings plan in 2025, 2024, and 2023, respectively. For Mr. Xie, the amounts reflect $13,621, $15,179, and $12,200 in matching contributions under our 401(k)-retirement savings plan in 2025, 2024, and 2023, respectively. For Mr. Kim, the amounts reflect $13,122, $16,862, and $10,138 in matching contributions under our 401(k)-retirement savings plan in 2025, 2024, and 2023, respectively, and $34,340, $33,742, and $33,825 for the rent and other costs paid by us for an apartment located near our corporate headquarters that was used by Mr. Kim in 2025, 2024, and 2023, respectively.
(3)
Represents RSU awards granted on February 25, 2025, relating to (i) 98,220 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2025, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date, and (ii) 147,329 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $2.4 million, and as of the grant date, the value of the maximum potential payout was approximately $3.9 million.
(4)
Represents RSU awards granted on February 26, 2024, relating to (i) 65,952 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 26, 2024, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 98,928 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026. The grant date probable value for such performance-based RSUs was approximately $2.4 million and as of the grant date, the value of the maximum potential payout was approximately $3.9 million.
(5)
Represents RSU awards granted on February 23, 2023, relating to (i) 47,393 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 23, 2023, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 47,393 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025. The grant date probable value for such performance-based RSUs was approximately $1.5 million and as of the grant date, the value of the maximum potential payout was approximately $2.4 million.
(6)
Represents RSU awards granted on February 25, 2025, relating to (i) 44,199 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2025, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date, and (ii) 66,298 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $1.1 million, and as of the grant date, the value of the maximum potential payout was approximately $1.8 million.
(7)
Represents RSU awards granted on February 26, 2024, relating to (i) 24,732 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 26, 2024, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 37,098 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026. The grant date probable value for such performance-based RSUs was approximately $0.9 million, and as of the grant date, the value of the maximum potential payout was approximately $1.5 million.
(8)
Represents RSU awards granted on February 23, 2023, relating to (i) 14,218 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 23, 2023, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 14,218 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025. The grant date probable value for such performance-based RSUs was approximately $0.5 million, and as of the grant date, the value of the maximum potential payout was approximately $0.7 million.
(9)
Represents RSU awards granted on February 25, 2025, relating to (i) 37,790 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2025, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date, and (ii) 56,685 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $0.9 million, and as of the grant date, the value of the maximum potential payout was approximately $1.5 million.
(10)
Represents RSU awards granted on February 26, 2024, relating to (i) 21,146 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 26, 2024, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 31,719 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026. The grant date probable value for such performance-based RSUs was approximately $0.8 million, and as of the grant date, the value of the maximum potential payout was approximately $1.3 million.
(11)
Represents RSU awards granted on February 23, 2023, relating to (i) 12,156 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 23, 2023, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 12,156 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025. The grant date probable value for such performance-based RSUs was approximately $0.4 million, and as of the grant date, the value of the maximum potential payout was approximately $0.6 million.
(12)
Represents RSU awards granted on February 25, 2025, relating to (i) 45,304 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after March 1, 2025, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date, and (ii) 67,956 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027. The grant date probable value for such performance-based RSUs was approximately $1.1 million, and as of the grant date, the value of the maximum potential payout was approximately $1.8 million.
(13)
Represents RSU awards granted on February 26, 2024, relating to (i) 25,350 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 26, 2024, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 38,026 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026. The grant date probable value for such performance-based RSUs was approximately $0.9 million, and as of the grant date, the value of the maximum potential payout was approximately $1.5 million.
(14)
Represents RSU awards granted on February 23, 2023, relating to (i) 14,573 shares of time-based RSUs, which vest over a period of three years, with 1/3rd of such shares vesting 12 months after February 23, 2023, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to continued service for the Company on each vesting date and (ii) 14,573 shares of performance-based RSUs, subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025. The grant date probable value for such performance-based RSUs was approximately $0.5 million, and as of the grant date, the value of the maximum potential payout was approximately $0.7 million.

Narrative Explanation to the Summary Compensation Table

NEOs are eligible to receive annual incentive awards that provide a cash award tied to Company performance. The value of any awards paid with respect to the applicable fiscal year is disclosed in column (d) of the Summary Compensation Table. Refer to the “Compensation Discussion and Analysis” section for a more complete explanation of the plan.

The stock awards reported in column (e) of the Summary Compensation Table represent the grant date value of RSUs granted to NEOs during the fiscal year. Refer to the “Compensation Discussion and Analysis” section and above footnotes to the table for a description of these equity grants and the associated vesting conditions.

The NEOs are participants in the Fulgent 401(k) Plan. The employer contribution amounts for the fiscal year period for each named executive officer are included in column (f) and reported under footnote number 2 of the Summary Compensation Table. Employer contributions under the 401(k) Plan are structured as a percentage of base salary up to statutory compensation limits and include Safe Harbor contributions, applied on a non-discriminatory basis for all 401(k) Plan participants.

2025 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2025, to each of our executive officers named in the Summary Compensation Table.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)		($)
Ming Hsieh	—	250,000	1,000,000	1,625,000	—	—	—	—	—	—	—
	2/25/2025	—	—	—	36,832	147,329	239,410	—	—	—	2,400,000
	2/25/2025	—	—	—	—	—	—	98,220	—	—	1,600,000
Paul Kim	—	67,500	270,000	438,750	—	—	—	—	—	—	—
	2/25/2025	—	—	—	16,575	66,298	107,734	—	—	—	1,080,000
	2/25/2025	—	—	—	—	—	—	44,199	—	—	720,000
Hanlin Gao	—	57,713	230,850	375,131	—	—	—	—	—	—	—
	2/25/2025		—	—	14,171	56,685	92,113	—	—	—	923,400
	2/25/2025		—	—	—	—	—	37,790	—	—	615,600
Jian Xie	—	69,188	276,750	449,719	—	—	—	—	—	—	—
	2/25/2025	—	—	—	16,989	67,956	110,429	—	—	—	1,107,000
	2/25/2025	—	—	—	—	—	—	45,304	—	—	738,000

(1)
Represents the estimated target payout for 2025 performance under the Annual Incentive Pay Plan. The annual payout can range from 25% to 162.5% of target. The Annual Incentive Pay Plan payout for 2025 was 120.7% of target. Actual payouts are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation”;
(2)
Represents the threshold, target, and maximum payouts for the performance-based RSU grants. The annual payout can range from 25% to 162.5% of target. The payout for 2025 was 120.7% of target. Refer to the “Compensation Discussion and Analysis-Executive Compensation Decisions for 2025-Equity Awards” for a description of the vesting of performance-based RSU grants made during the fiscal year.

Narrative Explanation to the Grants of Plan Based Award Table

The grant date for all equity awards is the day the award is approved by Compensation Committee, unless otherwise determined by the Compensation Committee. Equity grants were delivered in the form of RSUs as provided for under the 2016 Plan.

Refer to the “Compensation Discussion and Analysis” section for a description of conditions attached to RSU grants made during the fiscal year. All earned RSUs are paid in the form of Fulgent Genetics, Inc. common stock at the end of the vesting period.

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ming Hsieh	—	—	—	—	—	358,727	(1)	9,423,758	(5)	—	—
Paul Kim	—	—	—	—	—	153,459	(2)	4,031,368	(5)	—	—
Hanlin Gao	—	—	—	—	—	131,497	(3)	3,454,426	(5)	—	—
Jian Xie	—	—	—	—	—	157,245	(4)	4,130,826	(5)	—	—
(1)
Represents RSU awards relating to (i) 47,393 shares granted on February 23, 2023 (vesting commencement date of February 23, 2023), 65,952 shares granted on February 26, 2024 (vesting commencement date of February 26, 2024), and 98,220 shares granted on February 25, 2025 (vesting commencement date of March 1, 2025), which vest over a period of three years, with 1/3rd of such shares vesting 12 months after vesting commencement date, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to the officer’s continued service for us on each vesting date; (ii) 47,393 shares of performance-based RSUs granted on February 23, 2023 (vesting commencement date of February 23, 2023). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025; (iii) 98,928 shares of performance-based RSUs granted on February 26, 2024 (vesting commencement date of February 26, 2024). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026; and (iv) 147,329 shares of performance-based RSUs granted on February 25, 2025 (vesting commencement date of March 1, 2025). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027;
(2)
Represents RSU awards relating to (i) 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date; (ii) 14,218 shares granted on February 23, 2023 (vesting commencement date of February 23, 2023), 24,732 shares granted on February 26, 2024 (vesting commencement date of February 26, 2024), and 44,199 shares granted on February 25, 2025 (vesting commencement date of March 1, 2025), which vest over a period of three years, with 1/3rd of such shares vesting 12 months after vesting commencement date, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date; (iii) 14,218 shares of performance-based RSUs granted on February 23, 2023 (vesting commencement date of February 23, 2023). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025; (iv) 37,098 shares of performance-based RSUs granted on February 26, 2024 (vesting commencement date of February 26, 2024). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026; and (v) 66,298 shares of performance-based RSUs granted on February 25, 2025 (vesting commencement date of March 1, 2025). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027;
(3)
Represents RSU awards relating to (i) 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date; (ii) 12,156 shares granted on February 23, 2023 (vesting commencement date of February 23, 2023), 21,146 shares granted on February 26, 2024 (vesting commencement date of February 26, 2024), and 37,790 shares granted on February 25, 2025 (vesting commencement date of March 1, 2025), which vest over a period of three years, with 1/3rd of such shares vesting 12 months after vesting commencement date, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date; (iii) 12,156 shares of performance-based RSUs granted on February 23, 2023 (vesting commencement date of February 23, 2023). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025; (iv) 31,719 shares of performance-based RSUs granted on February 26, 2024 (vesting commencement date of February 26, 2024). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026; and (v) 56,685 shares of performance-based RSUs granted on February 25, 2025 (vesting commencement date of March 1, 2025). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027;
(4)
Represents RSU awards relating to (i) 32,000 shares granted on February 28, 2022 (vesting commencement date of March 1, 2022), which vest over a period of four years, with 1/4th of such shares vesting 12 months after vesting commencement date, and 1/16th of such shares vesting at the end of every three-month period thereafter over the remaining 36 months, subject to the officer’s continued service for us on each vesting date; (ii) 14,573 shares granted on February 23, 2023 (vesting commencement date of February 23, 2023), 25,350 shares granted on February 26, 2024 (vesting commencement date of February 26, 2024), and 45,304 shares granted on February 25, 2025 (vesting commencement date of March 1, 2025), which vest over a period of three years, with 1/3rd of such shares vesting 12 months after vesting commencement date, and 1/12th of such shares vesting at the end of every three-month period thereafter over the remaining 24 months, subject to officer’s continued service for us on each vesting date; (iii) 14,573 shares of performance-based RSUs granted on February 23, 2023 (vesting commencement date of February 23, 2023). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2023, 2024, and 2025; (iv) 38,026 shares of performance-based RSUs granted on February 26, 2024 (vesting commencement date of February 26, 2024). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2024, 2025, and 2026; and (v) 67,956 shares of performance-based RSUs granted on February 25, 2025 (vesting commencement date of March 1, 2025). The performance-based RSUs are subject to adjustment upward (to a maximum of 162.5% of the target award) or downward, depending upon the achievement of certain performance conditions for each of the three fiscal years ending on December 31, 2025, 2026, and 2027; and
(5)
The market value was determined by multiplying the unvested shares of common stock subject to the stock award by $26.27, the closing price of our common stock on December 31, 2025.

Option Exercises and Stock Vested in 2025

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each of our NEOs during the fiscal year ended December 31, 2025.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)(1)
Ming Hsieh	—	—	128,067	2,313,070
Paul Kim	—	—	50,595	941,777
Hanlin Gao	—	—	45,456	847,599
Jian Xie	—	—	51,556	959,304
(1)
The value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the applicable vesting date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation Plans

We do not maintain any nonqualified deferred compensation plans.

Chief Executive Officer Pay Ratio

The following is a reasonable estimate prepared under the SEC rules of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. For the 2025 fiscal year:

•
The estimated median of the annual total compensation of all employees, excluding the Chief Executive Officer, was $67,465;
•
The annual total compensation of the Chief Executive Officer, as reported in the Summary Compensation Table, was $6,207,000; and
•
The ratio of the annual total compensation of the Chief Executive Officer to the median of the annual total compensation of all other employees was estimated to be 92 to 1.

In determining the pay ratio information provided above, we first identified “median employee” for the 2025 fiscal year by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:

•
We selected December 31, 2025, as the date upon which we would identify employee population and median employee, and, from tax and payroll records, we compiled a list of 1,676 total full-time and part-time employees who were employed during the year ended December 31, 2025.
•
We used total cash compensation during the 2025 fiscal year as a consistently applied compensation measure to identify the median employee from the employees on the list. For this purpose, we define total cash compensation as W-2 Box 1 wages, or the equivalent measure for employees outside the United States. We also annualized the total cash compensation paid to those employees that were not employed for the full year.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies prescribed by the SEC. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Due to the flexibility afforded by the SEC rules in calculating the pay ratio amount, the ratio we calculated may not be comparable to the Chief Executive Officer pay ratio presented by other companies.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2025, to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Linda Dong(4)(5)	105,500	180,000	—	—	—	—	285,500
Michael Nohaile, Ph.D. (4)(6)	103,500	90,000	90,000	—	—	—	283,500
Regina Groves (4)(7)	108,000	180,000	—	—	—	—	288,000
(1)
Ming Hsieh, Chairperson of our Board and our Chief Executive Officer, is not included in this table because he is an employee of our Company and thus receives no additional compensation for his services as a director. The compensation received by Mr. Hsieh as an employee of our Company is described under “Executive Officer Compensation” above.
(2)
These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2025 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 to our Financial Statements, included in our Annual Report.
(3)
These amounts represent the aggregate grant date fair value of options granted to each director in 2025 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 to our Financial Statements, included in our Annual Report.
(4)
The following table represents grant date fair value and unvested awards for the awards granted in 2025 on a grant-by-grant basis:

Name	Grant Date	Grant Date Fair Value ($/Share)	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Linda Dong	5/15/2025	20.04	—	8,982
Michael Nohaile, Ph.D.	5/15/2025	20.04	—	4,491
Michael Nohaile, Ph.D.	5/15/2025	14.26	6,311	—
Regina Groves	5/15/2025	20.04	—	8,982
(5)
As of December 31, 2025, Ms. Dong held the following outstanding equity awards: (i) a stock option award granted on August 1, 2019, to purchase 20,000 shares of our common stock at an exercise price of $7.56; (ii) a stock option award granted on May 27, 2020, to purchase 5,000 shares of our common stock at an exercise price of $15.82; (iii) a RSU award granted on May 18, 2022, representing the right to receive 2,000 shares of our common stock; (iv) a RSU award granted on August 1, 2022, representing the right to receive 1,600 shares of our common stock; (v) a RSU award granted on May 18, 2023, representing the right to receive 5,059 shares of our common stock; (vi) a RSU award granted on May 16, 2024, representing the right to receive 8,000 shares of our common stock; and (vii) a RSU award granted on May 15, 2025, representing the right to receive 8,982 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.
(6)
As of December 31, 2025, Dr. Nohaile held the following outstanding equity awards: (i) a stock option award granted on August 1, 2022, to purchase 10,000 shares of our common stock at an exercise price of $59.54; (ii) a RSU award granted on August 1, 2022, representing the right to receive 4,000 shares of our common stock; (iii) a stock option award granted on May 18, 2023, to purchase 3,380 shares of our common stock at an exercise price of $35.58; (iv) a RSU award granted on May 18, 2023, representing the right to receive 2,529 shares of our common stock; (v) a RSU award granted on May 16, 2024, representing the right to receive 8,000 shares of our common stock; (vi) a stock option award granted on May 15, 2025, to purchase 6,311 shares of our common stock at an exercise price of $20.04; and (vii) a RSU award granted on May 15, 2025, representing the right to receive 4,491 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.
(7)
As of December 31, 2025, Ms. Groves held the following outstanding equity awards: (i) a stock option award granted on January 3, 2023, to purchase 10,000 shares of our common stock at an exercise price of $30.66; (ii) a RSU award granted on January 3, 2023, representing the right to receive 4,000 shares of our common stock; (iii) a stock option award granted on May 18, 2023, to purchase 6,759 shares of our common stock at an exercise price of $35.58; (iv) a stock option award granted on May 16, 2024, to purchase 5,481 shares of our common stock at an exercise price of $22.50; (v) a RSU award granted on May 16, 2024, representing the right to receive 4,000 shares of our common stock; and (vi) a RSU award granted on May 15, 2025, representing the right to receive 8,982 shares of our common stock. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board.

Non-Employee Director Compensation Program

Our Board has established a compensation program for our directors who are not employees of our Company, which consists of cash and equity compensation as set forth below. Mr. Hsieh, who serves as our Chief Executive Officer and Chairperson of our Board, does not receive any additional compensation for his service as a director. We expect to continue to evaluate our compensation policies with respect to our non-employee directors.

Cash Compensation

All of our non-employee directors receive reimbursement for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings, as well as the following annual cash retainer fees for their service as directors, chairpersons of the committees of our Board and members of the committees of our Board:

Fee Amount ($)(1)

Annual Board Retainer Fee:(2)
All non-employee directors	90,000
Annual Committee Chairperson Retainer Fees:(3)
Audit Committee chairperson	15,000
Compensation Committee chairperson	10,000
Nominating Committee chairperson	6,000
Annual Committee Member Retainer Fees:(3)
Audit Committee member	7,500
Compensation Committee member	5,000
Nominating Committee member	3,000
(1)
Directors, committee chairpersons and committee members receive pro-rated amounts of all annual retainer fees for any partial year of service.
(2)
Total cash compensation for our non-employee directors utilized the above retainer fee schedule beginning the second quarter of 2025, with the first quarter falling under a previous director compensation program.
(3)
Committee chairpersons and member retainer fees are in addition to the annual Board retainer fee.

Cash Retainer Fees earned by a non-employee director for service as a director during a fiscal year are paid by the Company bi-annually, within thirty (30) days after the end of the second and fourth fiscal quarters.

Equity Compensation

Subject to certain exceptions, each non-employee director who is initially appointed or elected to our Board is eligible to receive, on the date he or she first becomes a non-employee director, initial equity compensation of, at his or her election, (i) a stock option to acquire up to a number of shares of our common stock with an aggregate grant fair value equal to $400,000, valued based on a Black-Scholes valuation method, (ii) a RSU award having an aggregate fair market value up to $400,000, assuming the closing price of our common stock on the date of grant, or (iii) a combination of stock option and RSU awards to acquire or relating to, as applicable, a number of shares of our common stock, such that the sum of the aggregate fair value of the awards is equal to $400,000.

In addition, each continuing non-employee director is eligible to receive, on the date of each annual meeting of our stockholders, including the Annual Meeting, annual equity compensation of, at his or her election, (i) a stock option to acquire up to a number of shares of our common stock with an aggregate grant fair value equal to $180,000, valued based on a Black-Scholes valuation method, (ii) a RSU award having an aggregate fair market value up to $180,000, assuming the closing price of our common stock on the date of grant, or (iii) a combination of stock option and RSU awards to acquire or relating to, as applicable, a number of shares of our common stock, such that the sum of the aggregate fair value of the awards is equal to $180,000.

All equity awards granted to our non-employee directors pursuant to our non-employee director compensation program will be granted under the 2016 Plan (or the 2026 Plan if the 2026 Plan is approved by our stockholders at the Annual Meeting, or any successor to such plan) and will vest as follows: 1/4th of the total shares subject to the award will vest 12 months after the grant date and 1/16th of the total shares subject to the award will vest at the end of every three-month period thereafter, subject to the director’s continued service for us on each vesting date.

PAY VERSUS PERFORMANCE

The following table shows the relationship between executive compensation actually paid to our Principal Executive Officer (“PEO”) and other NEOs, including our Chief Financial Officer, Chief Scientific Officer and Laboratory Director, and President and Chief Operating Officer (“Non-PEO NEOs”), and certain financial performance of the Company during the last five fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income	Total Revenue
					Total Share-holder Return	Peer Group Total Share-holder Return
	($)	($)	($)	($)	($)	($)	($ Millions)	($ Millions)
(a)	(b) (1)	(c) (2)	(d) (3)	(e) (4)	(f) (5)	(g) (6)	(h) (7)	(i) (8)
2025	6,207,000	9,488,033	2,644,420	4,032,850	50	120	(60.5)	322.7
2024	6,128,000	4,064,580	2,237,139	1,334,343	35	91	(42.7)	283.5
2023	5,309,167	5,035,476	1,687,019	1,715,482	55	92	(167.8)	289.2
2022	5,233,873	3,448,273	3,829,640	(2,733,189)	57	89	143.4	619.0
2021	5,664,303	5,664,303	758,236	6,545,715	193	99	507.4	992.6

Footnotes:

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Ming Hsieh, our Chief Executive Officer (our PEO), for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The dollar amounts reported in column (c) represent the amount of compensation actually paid (“CAP”) to Mr. Hsieh, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hsieh during the applicable year.

In accordance with SEC rules, the following adjustments were made to Mr. Hsieh’s total compensation for each year to determine CAP:

Footnote (2) - Table 1
Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards	Equity Award Adjustments	Compensation Actually Paid to PEO
	($)	($)	($)	($)
(a)	(b)	(c) (i)	(d) (ii)	(e)
2025	6,207,000	4,000,000	7,281,033	9,488,033
2024	6,128,000	4,000,000	1,936,580	4,064,580
2023	5,309,167	3,000,000	2,726,309	5,035,476
2022	5,233,873	3,572,400	1,786,800	3,448,273
2021	5,664,303	—	—	5,664,303

i.
The grant date fair value of equity awards in column (c) of Footnote (2) - Table 1 represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
ii.
The equity award adjustments in column (d) of Footnote (2) - Table 1 include the addition (or subtraction, as applicable) of the following: (1) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (2) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (3) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Footnote (2) - Table 2
Year	Year End Fair Value of Equity Awards Granted During the Year that Remained Unvested	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Remained Unvested	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	6,450,572	882,788	—	(52,327)	—	—	7,281,033
2024	3,045,334	(718,710)	—	(390,043)	—	—	1,936,580
2023	2,740,263	(32,625)	—	89,667	(70,996)	—	2,726,309
2022	1,786,800	—	—	—	—	—	1,786,800
2021	—	—	—	—	—	—	—

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding the Company’s PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding the Company’s PEO) included for purposes of calculating the average amounts in each applicable year are as follows: Paul Kim, our Chief Financial Officer, Hanlin Gao, our Chief Scientific Officer and Laboratory Director, and Jian Xie, our President and Chief Operating Officer, for 2021, 2022, 2023, 2024, and 2025.
(4)
The dollar amounts reported in column (e) represent the average amount of CAP to the NEOs as a group (excluding the Company’s PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding the Company’s PEO) during the applicable year.

In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding the Company’s PEO) for each year to determine the CAP, using the same methodology described above in Footnote 2:

Footnote (4) - Table 1
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments	Average Compensation Actually Paid to Non-PEO NEOs
	($)	($)	($)	($)
(a)	(b)	(c)	(d) (i)	(e)
2025	2,644,420	1,728,000	3,116,431	4,032,850
2024	2,237,139	1,440,000	537,204	1,334,343
2023	1,687,019	864,000	892,463	1,715,482
2022	3,829,640	3,115,000	(3,447,829)	(2,733,189)
2021	758,236	89,857	5,877,336	6,545,715

i.
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Footnote (4) - Table 2
Year	Average Year End Fair Value of Equity Awards Granted During the Year that Remained Unvested	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Remained Unvested	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2025	2,786,652	322,319	—	7,460	—	—	3,116,431
2024	1,096,324	(299,444)	—	(259,676)	—	—	537,204
2023	789,185	(37,573)	—	166,402	(25,551)	—	892,463
2022	1,489,000	(3,304,514)	—	(1,632,315)	—	—	(3,447,829)
2021	117,355	3,904,479	—	1,855,502	—	—	5,877,336

(5)
The cumulative total stockholder return (“TSR”) amounts reported in column (f) are calculated in the same manner as required under Item 201(e) of Regulation S-K, measuring the total stockholder return from the market close on the last trading day before the earliest fiscal year in the table, or December 31, 2020, through to and including the end of the fiscal year for which total stockholder return is calculated, or December 31, 2025.
(6)
The weighted peer group TSR amounts reported in column (g) reflect the Company’s peer group (NASDAQ Biotechnology Index) as reflected in our Annual Report pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2025. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested as of market close on December 31, 2020.
(7)
The dollar amounts reported in column (h) are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.
(8)
While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the Pay Versus Performance Table) used by the company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to company performance. The dollar amounts reported in column (i) are the Company’s revenue amounts reflected in the Company’s audited financial statements for the applicable year.

Financial Performance Measures

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

(1)
Revenue
(2)
EBITDA
(3)
Total Stockholder Return
(4)
Earnings Per Share
(5)
Adjusted EBITDA (1)
(1)
Adjusted EBITDA is GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment loss of investments, plus insurance expense related to transferable tax credits, plus one-time professional liability expense, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations.

Analysis of Information Presented in the Pay Versus Performance Table

The goal of our executive compensation philosophy is to deliver competitive levels of total compensation that attract and retain top leadership talent, with primary emphasis on pay for performance. Annual incentive awards and performance-based RSU awards are earned based on the achievement of revenue and EBITDA targets. Time-based RSU awards vest over three-to-four-year periods, and the value of the award is tied to the stock price at the time of vesting, which creates an incentive to grow stockholder value. We use variable compensation and equity awards as major components of total compensation.

The following graph compares our cumulative TSR over the five most recently completed fiscal years to that of the NASDAQ Biotechnology Index (“Index”) over the same period.

The following charts set forth the relationship between CAP paid to our PEO and the average CAP paid to our Non-PEOs and (1) our total revenue and (2) our Core Revenue, which was utilized as a financial performance measure for the five most recently completed fiscal years.

CAP and Total Revenue
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
CAP
$1,200
$1,000
$800
$600
$400
$200
$0
Total Revenue ($ millions)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs
Total Revenue

CAP and Core Revenue
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
CAP
$380
$330
$280
$230
$180
$130
$80
$30
Core Revenue ($ millions)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs
Core Revenue

The following chart sets forth the relationship between CAP paid to our PEO, the average CAP paid to our Non-PEOs and our TSR over the five most recently completed fiscal years.

CAP and Total Stockholder Return
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
CAP
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Cummulative TSR
(value of initial $100 investment)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO NEOs
Total Stockholder Return

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (3)
Equity compensation plan approved by security holders (4)	2,465,376	$17.68	944,303
Equity compensation plan not approved by security holders (5)	160,985	—	—
Total	2,626,361	$17.68	944,303
(1)
Of these shares, 99,248 were subject to stock options outstanding under the 2016 Plan, and 2,366,128 were subject to RSUs outstanding under the 2016 Plan (with performance-based RSUs reflected at target), and 160,985 were subject to RSUs outstanding under the Fulgent Pharma Holdings, Inc. 2022 Omnibus Incentive Plan (the “2022 Pharma Plan”).
(2)
This weighted-average exercise price is calculated based solely on outstanding stock options.
(3)
Represents 944,303 shares that remained available for future issuance under the 2016 Plan.
(4)
This plan consists of the 2016 Plan.
(5)
This plan consists of the 2022 Pharma Plan.

Summary Description of the Company’s Equity Compensation Plans

We currently maintain the following equity compensation plans: the 2016 Plan and the 2022 Pharma Plan.

2016 Plan

We adopted the 2016 Plan on September 16, 2016, in connection with our initial public offering and subsequently amended the 2016 Plan in 2018, 2020, and 2023 to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 2 million shares, 2.5 million, and 3.0 million shares, respectively. The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, dividend equivalent rights, and other stock and cash-based awards (including annual cash incentives and long-term cash incentives). Shares issued under the 2016 Plan will be shares of our common stock. Incentive stock options may be granted only to our employees and employees of any parent or subsidiary corporation. All other awards may be granted to our employees, directors, or consultants and to employees, directors, or consultants of any affiliated entity, including Fulgent LLC. The 2016 Plan also provides that, except as otherwise provided in an individual award agreement, in the event of a change in control, as such term is defined in the 2016 Plan, (a) each outstanding option and SAR will automatically vest and become exercisable, and (b) all other awards will immediately lapse and be released from restrictions on transfer or forfeiture rights, and any performance goals relevant to such awards will be deemed achieved at the target performance level. Notwithstanding the foregoing, the administrator may provide that awards that remain outstanding after such vesting will be assumed or replaced in connection with the change in control. With respect to options and SARs, the administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid for shares in connection with such change in control, less the applicable exercise price or base amount all as described in the 2016 Plan.

Share Reserve. We have reserved for issuance pursuant to awards under the 2016 Plan 8,947,368 shares of our common stock plus 656,901 shares of our common stock that will be available for issuance solely pursuant to the converted Fulgent LLC awards discussed below. In general, shares subject to awards granted under the 2016 Plan that are not issued or that are returned to us, for example, because the award is forfeited, the shares are retained by us in satisfaction of amounts owed with respect to an award or the shares are surrendered in payment of an exercise or purchase price or tax withholding, will again become available for awards under the 2016 Plan in the discretion of the administrator.

Administration. The Compensation Committee or our Board administers the 2016 Plan. The administrator has the power to determine when awards will be granted, which employees, directors, or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the 2016 Plan and the award agreements. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and SARs in exchange for new awards, in each case without stockholder approval.

Stock Options. The 2016 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code and non-qualified stock options. The exercise price of all options granted under the 2016 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 8,947,368 shares of our common stock may be issued pursuant to incentive stock options granted under the 2016 Plan. After the continuous service of an option recipient terminates, the recipient’s options may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

2022 Pharma Plan

On October 26, 2022, Fulgent Pharma adopted the 2022 Pharma Plan. The 2022 Pharma Plan will expire in 2032. Pursuant to the 2022 Pharma Plan, Fulgent Pharma issued RSUs (the “Pharma RSUs”) to acquire shares of common stock of Fulgent Pharma, par value $0.0001 per share (the “Pharma Common Stock”), to certain employees and consultants of Fulgent Pharma. On November 7, 2022, pursuant to an Agreement and Plan of Merger, by and among the Company, Fulgent Pharma and FG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), under which Merger Sub merged with and into Fulgent Pharma (the “Merger”), with Fulgent Pharma surviving the Merger as a wholly owned subsidiary of the Company.

At the closing of the Merger (the “Effective Time”), the Company assumed the Pharma RSUs, and each outstanding Pharma RSU award granted under the 2022 Pharma Plan, whether vested or unvested immediately prior to the Effective Time, became a RSU award denominated in shares of the Company’s common stock. The number of shares of the Company’s common stock, subject to each Company RSU is equal to the product of: (i) the total number of shares of Pharma Common Stock underlying the Pharma RSUs immediately prior to the Effective Time, multiplied by (ii) 0.05323314, rounded down to the nearest whole number of the Company’s common stock. The maximum number of shares of the Company’s common stock issuable upon the vesting, settlement or exercise of the equity awards under the 2022 Pharma Plan, subject to appropriate adjustments thereto, is 663,013. The Company RSUs are generally subject to the same terms and conditions as applied to the Pharma RSUs prior to the Effective Time, except to the extent such terms and conditions were rendered inoperative by the Merger or with respect to such other changes that are necessary for the administration of the awards and that are not materially detrimental to the holder of the award.

Our Board of Directors and our Compensation Committee are authorized to administer the 2022 Pharma Plan. The administrator has the power to determine when awards will be granted, which employees, directors, or consultants will receive awards, the terms of the awards, including the number of shares or other consideration subject to each award and the vesting schedule of the awards, to interpret the terms of the 2022 Pharma Plan and the award agreements, including any notices, and to amend the terms of any outstanding award, provided that any amendment that adversely affects the grantee’s rights under the award shall not be made without the grantee’s consent. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and SARs in exchange for new awards, in each case without stockholder approval.

The 2022 Pharma Plan provides that, except as otherwise provided in an individual award agreement, in the event of a change in control, as such term is defined in the 2022 Pharma Plan, (a) each outstanding option and SAR will automatically vest and become exercisable, and (b) all other awards will immediately lapse and be released from restrictions on transfer or forfeiture rights, and any performance goals relevant to such awards will be deemed achieved at the target performance level. Notwithstanding the foregoing, the administrator may provide that awards that remain outstanding after such vesting will be assumed or replaced in connection with the change in control. With respect to options and SARs, the administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid for shares in connection with such change in control, less the applicable exercise price or base amount. Following the Effective Time, no future awards may be granted pursuant to the 2022 Pharma Plan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

If stock options or similar awards are granted pursuant to our equity plans, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and to not time the public release of such information based on stock option grant dates, but some option grants may be granted close in time to the extent those options are being granted upon hiring of new executive officers and in connection with annual grants being made as part of our director compensation policy upon appointment of a new director and on an annual basis at each annual meeting. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

During the year ended December 31, 2025, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation, and none of our named executive officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such reports.

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists our Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements, and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our Board of Directors, which is publicly available in the “Governance” tab in the “Investors” section of our website at www.fulgentgenetics.com. This committee reviews and reassesses our charter annually and recommends any changes to our Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2025, the Audit Committee took the following actions:

•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee and the Audit Committee further discussed with Deloitte & Touche LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

/s/ Members of Fulgent Genetics, Inc.’s Audit Committee

Regina Groves, Chairperson

Michael Nohaile, Ph.D.

Linda Dong

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our written related party transaction policies and procedures require that all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404(a) of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee is to consider all available information deemed relevant by the Audit Committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Related Party Transactions

In addition to compensation arrangements with executive officers and directors, which are described under “Executive Compensation” and “Director Compensation” above, described below are transactions and series of transactions since January 1, 2025 or that are currently proposed to which we were or will be a participant and in which (i) the amount involved exceeded or will exceed $120,000, and (ii) any of our directors, director nominees, executive officers, or beneficial owners of more than 5% of any class of our equity, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and NEOs, which provide these individuals with indemnification in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts, actually and reasonably incurred by such director and officer in any action or proceeding arising out of his or her service to us or any of our subsidiaries or any other company or enterprise to which the individual provides services at our request. Subject to certain limitations, these indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Additional Related Party Transactions

Prior to April 25, 2025, Mr. Hsieh, our Chief Executive Officer, was on the board of directors and an approximately 20% owner of ANP Technologies, Inc. (“ANP”), with which the Company entered into certain drug-related licensing and development service agreements.

The President and Chief Scientific Officer of Fulgent Pharma, Ray Yin, is the Founder, President, and Chief Technology Officer of ANP. The Company incurred $0.6 million in expenses in the year ended December 31, 2025, prior to April 25, 2025, related to the licensing and development services and purchase of equipment from ANP. As of April 25, 2025, $0.3 million was owed to ANP by the Company in connection with these relationships. The Company also entered into an employee service agreement with ANP in April 2023, approximately $7,000 was recognized in revenue in the year ended December 31, 2025, prior to April 25, 2025, and approximately $12,000 was owed by ANP in connection with the employee service agreement as of April 25, 2025. On July 9, 2025, the Company completed an acquisition of 100% of the outstanding equity of ANP, which included the settlement of all outstanding liabilities and receivables. The acquisition was structured as a combination of cash and stock, net of cash received, with a total consideration of approximately $21.7 million.

In addition, Linda Dong, who is a member of the Board of Directors, is currently the Senior Executive Vice President of AHMC Healthcare Inc. (“AHMC”). The Company performs genetic testing and other testing services, on an arms-length basis, for AHMC, and the Company recognized approximately $1,000 in revenue in the year ended December 31, 2025 (which represented less than 1% of the Company's revenue for the year ended December 31, 2025). As of December 31, 2025, approximately $1,000 was owed by AHMC. In evaluating Ms. Dong's independence, the Board considered that (i) the transactions are conducted on arm's-length terms at standard pricing available to similarly situated customers, (ii) Ms. Dong does not participate in negotiating or approving AHMC's purchases from the Company, (iii) the aggregate amount is not material to either entity, and (iv) the relationship does not otherwise interfere with Ms. Dong's exercise of independent judgment in carrying out her responsibilities as a director.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors, upon recommendation of our Nominating Committee, nominated Ming Hsieh, Linda Dong, Michael Nohaile, Ph.D., and Regina Groves for election at the Annual Meeting.

Each of the nominees is currently a director of our Company and were each re-elected by our stockholders at our 2025 Annual Meeting of Stockholders. Upon his or her re-election at the Annual Meeting, each director will serve a one‑year term until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. During the course of a term, the Board may appoint a new director to fill any vacant seat. In that event, the newly appointed director would complete the term of the director he or she replaced or, if appointed to fill a vacancy caused by an increase to the size of the Board, serve until the next annual meeting of our stockholders. Each person nominated for election at the Annual Meeting has agreed to serve if elected, and we have no reason to believe any nominee will be unable to serve. However, if any nominee is unable to serve or for good cause will not serve, then your proxy will be voted for another nominee proposed by the Board or, if no nominee is proposed by the Board, a vacancy will occur.

We strongly encourage each member of our Board to make every effort to attend the annual meetings of our stockholders. All of our directors attended our 2025 Annual Meeting of Stockholders. Our directors are strongly encouraged to attend the Annual Meeting.

A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.

Our board of directors Recommends The Election Of MING HSIEH, LINDA DONG, MICHAEL NOHAILE, PH.D., AND REGINA GROVES As Directors, And Proxies Solicited By Our board of directors Will Be Voted In Favor Thereof Unless A Stockholder Indicates Otherwise On The Proxy.

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Deloitte & Touche LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2026. Deloitte & Touche LLP has audited our financial statements for the 11 annual periods ending December 31, 2025. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions. Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, we are submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of the appointment of Deloitte & Touche LLP, the Audit Committee will consider whether to retain the firm. Even if our stockholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee of the Board may choose to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would, in its judgment, be in the best interests of our Company and our stockholders.

In deciding to appoint Deloitte & Touche LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2025 and 2024, and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$2,687,000	$3,431,818
Audit-Related Fees(2)	—	—
Tax Fees(3)	711,190	892,486
All Other Fees(4)	—	—
Total	$3,398,190	$4,324,304
(1)
Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and effectiveness of internal control over financial reporting, review of our interim condensed consolidated financial statements included in our quarterly reports, professional services rendered in connection with our filing of various registration statements (such as registration statements on Form S-8), and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported as audit fees. Deloitte & Touche LLP rendered no such services for us in 2025 or 2024.
(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. In 2025 and 2024, these services consisted of assistance regarding federal, state, and international tax compliance, and federal, state, and international tax planning.
(4)
All other fees consist of fees billed for products and services other than the services described in notes (1), (2), and (3) above. Deloitte & Touche LLP rendered no such services for us in 2025 or 2024.

The percentage of services set forth above in the categories audit related fees, tax fees, and all other fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit) was 0%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. As a matter of policy, all audit, internal control-related, and permitted non-audit services, as well as the fees and terms of such services that are provided by our independent registered public accounting firm, except for non-audit services within the “de minimis” provisions of applicable SEC rules, are pre-approved by the Audit Committee.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4.
Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Our board of directors Recommends THAT STOCKHOLDERS Vote “FOR” PROPOSAL 2 TO APPROVE THE RatifICATION OF The Appointment Of deloitte & touche LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 3 ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

As required by Section 14A of the Exchange Act, we are seeking advisory stockholder approval of the compensation of the NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation programs of the Company as disclosed pursuant to Item 402 of Regulation S-K of the SEC in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure of the Proxy Statement for the Annual Meeting.

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Consistent with the stockholders’ 2022 advisory vote on the frequency of holding an advisory vote on the Company’s executive compensation, we have determined to hold an advisory vote to approve the compensation of our NEOs annually, and the next such advisory vote will occur at the 2027 Annual Meeting of the Stockholders.

The Compensation Committee has determined that the compensation structure for the NEOs is effective, reasonable, and not excessive. Stockholders are encouraged to read the section of this Proxy Statement captioned “Compensation Discussion and Analysis,” including the related tabular disclosure regarding NEO compensation and the subsection entitled “Executive Officer Compensation”.

The affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting is required to adopt, on an advisory basis, this resolution.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO ADOPT THE ABOVE PROPOSED RESOLUTION, And Proxies Solicited By Our board of directors Will Be Voted In Favor Of Such ADOPTION Unless A Stockholder Indicates Otherwise On The Proxy.

Proposal No. 4 APPROVAL OF THE FULGENT GENETICS, INC. 2026 EQUITY INCENTIVE PLAN

(Notice Item 4)

On March 31, 2026, the Board of Directors (the “Board”) of Fulgent Genetics, Inc., upon recommendation by the Compensation Committee, approved, subject to stockholder approval, the Fulgent Genetics, Inc. 2026 Equity Incentive Plan (the “2026 Plan”).

The 2026 Plan is intended to replace the Company’s 2016 Plan, which was adopted in connection with the Company’s initial public offering and subsequently amended from time to time. The 2016 Plan is set to expire in accordance with its terms on September 16, 2026. Following the effective date of the 2026 Plan, no further awards will be granted under the 2016 Plan, although awards outstanding under the 2016 Plan will remain outstanding and continue to be governed by their existing terms until exercised, settled, or otherwise terminated.

The Board believes that the approval of the 2026 Plan is necessary for the Company to continue to provide equity-based compensation to its employees, directors, and consultants and to maintain a competitive compensation program that aligns the interests of the Company’s service providers with those of its stockholders.

If this proposal is approved:

•
2,000,000 new shares of our common stock will be reserved for issuance under the 2026 Plan;
•
our 2016 Plan will be terminated; and
•
up to 1,500,000 additional shares may be issued under the 2026 Plan if awards outstanding under the 2016 Plan are cancelled or expire on or after the date of the Annual Meeting.

As of March 27, 2026, a total of 295,403 shares of our common stock remain available for issuance under the 2016 Plan; options to purchase a total of 81,895 shares of common stock remain outstanding; and restricted stock units for the issuance of a maximum of 2,547,851 shares of our common stock were outstanding. As of March 27, 2026, restricted stock units for the issuance of a maximum of 120,753 shares of our common stock remain outstanding under the 2022 Pharma Plan. As of March 27, 2026, 502,083 shares of our common stock have been issued upon the exercise of options granted under the 2016 Plan. As of March 27, 2026, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards under the 2016 Plan and 2022 Pharma Plan, plus the number of shares available for issuance pursuant to future awards under the 2016 Plan, as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of March 27, 2026, plus (ii) the number of shares described in clause (a) above, was approximately 9.6%. If the 2026 Plan is approved by stockholders, the equity overhang would be approximately 14.9%.

The 2026 Plan will be administered as follows:

•
No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the 2026 Plan will not again become available for issuance under the Plan.
•
No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.
•
No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option and will not exchange such stock option for a new award with a lower (or no) purchase price or for cash.
•
No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.
•
Provide for a Minimum Vesting Period: All stock rights awarded must be granted having a minimum vesting period of at least one year from the date of grant except with respect to no more than 5% of the total shares reserved for issuance under the Plan; and provided, however, that awards granted to non-employee directors paid in lieu of cash fees or granted to non-employee Directors with annual vesting shall not be counted against the 5% limitation.
•
Limited Acceleration of Vesting: Except as otherwise provided in a separation agreement with the Company containing a release of claims against the Company, or in the event of death, disability, or a change of control, the vesting schedule of an award may not be accelerated.

•
No Dividends: The 2026 Plan prohibits, for all award types, the payment of dividends or dividend equivalents before the vesting of the underlying award but permits accrual of such dividends or dividend equivalents to be paid upon vesting.
•
Limits on Director Grants: The 2026 Plan limits the number of shares to be granted to any non-employee director in any calendar year such that in no event shall the aggregate grant date fair value of awards to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors.
•
Limited Change of Control Acceleration of Vesting: In the event of a change of control, (i) all outstanding awards will vest in full immediately prior to the change of control, unless such awards are assumed by the acquiring or surviving entity, in which case they will retain their original vesting schedule, and (ii) if an employee’s employment is terminated without cause within 12 months following the change of control, any outstanding awards that were assumed by the acquiring or surviving entity will vest in full upon such termination.
•
Claw-back Policy: Certain types of awards will be subject to recoupment in accordance with the Company’s claw-back policy then in effect.

Reasons for Approval of the 2026 Plan

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2026 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that our 2026 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2016 Plan (295,403 as of March 27, 2026) is not sufficient for future granting needs. Our Board believes that if the 2026 Plan is approved by stockholders, the shares available for issuance under the 2026 Plan will result in an adequate number of shares of common stock being available for future awards under the 2026 Plan for three additional years following the current year.

The 2026 Plan is being submitted to the stockholders for approval at the Annual Meeting as required by the listing rules of The Nasdaq Stock Market and in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a brief summary of the 2026 Plan. This summary is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Features of the 2026 Plan

Eligibility. The 2026 Plan allows us, under the direction of our Board, to make grants of stock options, restricted and unrestricted stock awards, and other stock-based awards to employees, consultants, and directors who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. All employees, directors, and consultants of the Company and its affiliates are eligible to participate in the 2026 Plan. As of March 27, 2026, there were approximately 1,600 individuals that would be eligible to participate in the 2026 Plan.

Shares Available for Issuance. The 2026 Plan provides for the issuance of up to 2,000,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our 2016 Plan are cancelled or expire on or after the date of the Annual Meeting. Generally, shares of common stock reserved for awards under the 2026 Plan that lapse or are cancelled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2026 Plan.

Stock Options. Stock options granted under the 2026 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors, and consultants of the Company and its affiliates and the term of the option may not be longer than ten years. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the holder of such restricted stock is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Restricted Stock Units. Restricted stock units are phantom shares that vest in accordance with terms and conditions established by the Board and when the applicable restrictions lapse, the grantee shall be entitled to receive a payout in cash, shares, or a combination thereof based on the number of restricted stock units as specified in the award agreement. Dividend equivalents may accrue but shall not be paid prior to, and only to the extent that, the restricted stock unit award vests.

Other Stock-Based Awards. The 2026 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights and phantom stock awards. Our Board may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Plan Administration. In accordance with the terms of the 2026 Plan, our Board will administer the 2026 Plan. The Board may delegate part of its authority and powers under the 2026 Plan to one or more of our directors and/or officers. In accordance with the provisions of the 2026 Plan, our Board determines the terms of awards, including:

•
which employees, directors, and consultants will be granted awards;
•
the number of shares subject to each award;
•
the vesting provisions of each award;
•
the termination or cancellation provisions applicable to awards; and
•
all other terms and conditions upon which each award may be granted in accordance with the 2026 Plan.

In addition, our Board may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2026 Plan, and (ii) except as otherwise provided in a separation agreement with the Company containing a release of claims against the Company, or in the event of death, disability, or a change of control, the vesting schedule of an award may not be accelerated, and (iii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award, and (iv) without the prior approval of our stockholders, options will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. In the event of a corporate transaction, our Board may, in its sole discretion, take any one or more of the following actions pursuant to our 2026 Plan, as to some or all outstanding awards:

•
provide that all outstanding options shall be assumed or substituted by the successor corporation;
•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•
provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and
•
with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Changes of Control. Notwithstanding the foregoing, in the event of a corporate transaction that constitutes a change of control, (i) all outstanding awards will vest in full immediately prior to the change of control, unless such awards are assumed by the acquiring or surviving entity, in which case they will retain their original vesting schedule, and (ii) if an employee’s employment is terminated without cause within 12 months following the change of control, any outstanding awards that were assumed by the acquiring or surviving entity will vest in full upon such termination.

Amendment and Termination. The 2026 Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by (i) the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, the Board will not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The 2026 Equity Plan will expire by its terms on March 31, 2036.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2026 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2026 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our 2026 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

Except as described above pursuant to our Non-Employee Director Compensation Program, the amounts of future grants under the 2026 Plan are not determinable as awards under the 2026 Plan and will be granted at the sole discretion of the Board, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2026 Plan or the amount or types of any such awards.

On March 27, 2026, the last quoted sale price per share of our common stock was $15.59, as reported on the Nasdaq Stock Market and 28,844,618 shares of our Common Stock were issued and outstanding as of such date.

The 2026 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2026 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code. Because our directors and executive officers are eligible to participate in the 2026 Plan, they may be deemed to have a substantial interest in the Proposal 4. The affirmative vote of a majority of the votes cast for this proposal at the Annual Meeting is required to adopt the 2026 Plan.

Our board of directors Recommends THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO APPROVE The 2026 plan AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE 2026 PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, officers (including our principal executive, financial and accounting officers, and controller or persons performing similar functions), agents, and representatives (including our directors and consultants). Additionally, we have adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers who have been designated by our Chief Executive Officer. Our code of business conduct and ethics and supplemental code of ethics for senior financial officers establish written standards for ethical conduct and are designed in accordance with applicable SEC rules.

The text of the code of conduct and ethics is posted on the “Investors - Governance - Governance Documents” section of our website at www.fulgentgenetics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer, and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq. We expect that any amendments to, or waivers from, certain provisions of our code of business conduct and ethics or supplemental code of ethics for senior financial officers applicable to any principal executive, financial or accounting officer, or controller or persons performing similar functions will be disclosed on our website to the extent required by applicable Nasdaq or SEC rules.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

SEC rules permit stockholders to submit proposals to be included in our materials if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 of the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting pursuant to Rule 14a-8, the proposal must be delivered to our principal executive offices as provided below on or before December 3, 2026, (the date that is not less than 120 calendar days before the one-year anniversary of the date this proxy statement is released to our stockholders in connection with the 2026 Annual Meeting), provided, however, that in the event that we hold the 2027 Annual Meeting more than 30 days before or after the one-year anniversary of the date of the 2026 Annual Meeting, we will disclose the new deadline by which stockholder proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.

Pursuant to our bylaws, for a proposal to be considered for inclusion in the proxy statement relating to the 2027 Annual Meeting, the written notice must be delivered to our Corporate Secretary at our principal executive offices as provided below no earlier than October 4, 2026, (the date that is 180 days prior to the first anniversary of the date on which we will mail the proxy materials, or in the absence of proxy materials, the notice of meeting, for the 2026 Annual Meeting) and no later than December 3, 2026, (the date that is 120 days prior to the first anniversary of the date on which we will mail the proxy materials, or in the absence of proxy materials, the notice of meeting, for the 2026 Annual Meeting). However, if the date of the 2027 Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2026 Annual Meeting, then to be timely, notice by the stockholder must be delivered to our Corporate Secretary at our principal executive offices below not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

In accordance with our bylaws, for a proposal to be considered for presentation at the 2027 Annual Meeting, although not seeking to be included in the proxy statement, the written notice must be delivered to or mailed and received by our Corporate Secretary at the address of our principal executive offices below not less than 90 days prior to the date of the 2027 Annual Meeting.

Our bylaws also specify the procedures for stockholders to nominate persons for election as members of our Board of Directors, in addition to the procedures set forth in Rule 14a-19 as promulgated under the Exchange Act as described below. To be timely, written notice of such nominations containing the information specified in our bylaws must be delivered to our Corporate Secretary at the address of our principal executive offices below not later than 90 days prior to the date of the 2027 Annual Meeting.

Rule 14a-19 also requires, among other things, that any stockholder who intends to solicit proxies in support of director nominees other than our director nominees must provide us with written notice as further described in the rule. To be timely for the 2027 Annual Meeting under Rule 14a-19, such notice must contain the information required by Rule 14a-19 and be postmarked or transmitted electronically to our principal executive offices as provided below no later than March 15, 2027, (a date that is no later than 60 calendar days prior to the anniversary of the date of the 2026 Annual Meeting); provided, however, that if the date of the 2027 Annual Meeting has changed by more than 30 calendar days from the date of the 2026 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by us.

Proposals that are not received in a timely manner will not be voted on at the 2027 Annual Meeting. Nominations of persons for election to our Board of Directors must be made in accordance with our bylaws, in accordance with Rule 14a-19 and as otherwise permitted by law. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Our bylaws are available in the “Investors - Governance - Governance Documents” section of our website at www.fulgentgenetics.com. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. All stockholder proposals should be marked for the attention of:

Corporate Secretary, Fulgent Genetics, Inc.,

4399 Santa Anita Avenue

El Monte, California 91731

March 31, 2026

Annex A

Note Regarding Non-GAAP Financial Measures

Certain information in this proxy statement, including Core Revenue, Core EBITDA, Adjusted EBITDA, and Non-GAAP Gross Margin are non-GAAP financial measures. The Company believes this information is useful to stockholders because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that are not directly attributable to the Company’s operating results. The Company defines Core Revenue as total revenue calculated in accordance with GAAP, minus revenue from COVID-19 testing products and services including COVID-19 next generation sequencing calculated in accordance with GAAP. The Company defines Core EBITDA as GAAP income (loss) minus non-GAAP gross profit and bad debt recoveries from COVID-19 testing products and services, plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment loss of investments, plus or minus period legal adjustments, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Adjusted EBITDA is GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus goodwill impairment loss, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus impairment loss of investments, plus insurance expense related to transferable tax credits, plus one-time professional liability expense, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The Company defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. The Company defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. The Company may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate Adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss) in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled metrics reported by other companies.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Years Ended December 31, 2025, 2024, and 2023
(in millions)
	Year Ended December 31,
	2025	2024	2023
Total revenue	$322.7	$283.5	$289.2

Net (loss) income attributable to Fulgent	$(60.5)	$(42.7)	$(167.8)
Interest income, net	(30.8)	(31.5)	(21.1)
(Benefit from) provision for income taxes	(8.4)	(8.1)	1.2
Goodwill impairment loss	—	—	120.2
Acquisition-related costs	1.9	—	—
Equity-based compensation expense	39.6	44.5	42.9
Depreciation and amortization	24.1	24.9	26.1
Impairment loss	9.9	10.1	—
Insurance expense related to transferable tax credits	0.3	—	—
Professional liability expense	14.5	—	—
Adjusted EBITDA	$(9.4)	$(2.8)	$1.5

Revenue	$322.7	$283.5	$289.2
Cost of revenue	191.8	176.3	184.8
Gross profit	130.9	107.2	104.4
Gross margin	40.6%	37.8%	36.1%

Equity-based compensation expense included in cost of revenue	6.8	7.8	9.7
Non-GAAP gross profit	137.7	115.0	114.1
Non-GAAP gross margin	42.7%	40.6%	39.5%

FULGENT GENETICS, INC.
Non-GAAP Core Revenue and Core EBITDA Reconciliation
Years Ended December 31, 2024, and 2023(1)
(in millions)
	Year Ended December 31,
	2024	2023
Total revenue	$283.5	$289.2
COVID-19 revenue	(2.3)	(27.1)
Core Revenue	$281.2	$262.1

Net (loss) income attributable to Fulgent	$(42.7)	$(167.8)
COVID-19 revenue gross margin (2)	(2.4)	(10.7)
COVID related credits to bad debt	(7.7)	—
Interest income, net	(31.5)	(21.1)
(Benefit from) provision for income taxes	(8.1)	1.2
Goodwill impairment loss	—	120.2
Equity-based compensation expense	44.5	42.9
Depreciation and amortization	24.9	26.1
Impairment loss	10.1	—
Period legal adjustments	(6.1)	—
Core EBITDA	$(19.0)	$(9.2)

(1) Core Revenue and Core EBITDA no longer utilized beginning in 2025.
(2) Calculated using Non-GAAP gross margin excluding equity-based compensation

Revenue	$283.5	$289.2
Cost of revenue	176.3	184.8
Gross profit	107.2	104.4
Gross margin	37.8%	36.1%

Equity-based compensation expense included in cost of revenue	7.8	9.7
Non-GAAP gross profit	115.0	114.1
Non-GAAP gross margin	40.6%	39.5%

Appendix A

FULGENT GENETICS, INC.

2026 EQUITY INCENTIVE PLAN

1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Fulgent Genetics, Inc. 2026 Equity Incentive Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.

“Affiliate” means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or nonfeasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; provided, however, that any acquisition directly or indirectly by one of the Permitted Holders shall be excluded; or

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date this Plan was initially adopted, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

“Code” means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $0.0001 par value per share.

“Company” means Fulgent Genetics, Inc., a Delaware corporation.

“Consultant” means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Corporate Transaction” means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity other than a transaction in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share of Common Stock means:

If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the consolidated tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the most recent trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

“ISO” means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non‑Qualified Option” means a stock option which is not intended to qualify as an ISO.

“Option” means an ISO or Non‑Qualified Option granted under the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

“Performance Goals” means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

“Performance-Based Award” means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

“Permitted Holders” means, as of the date of determination, (i) any and all of Ming Hsieh, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Hsieh Group”) and (ii) any trust established and maintained primarily for the benefit of any member of the Hsieh Group and any entity controlled by any member of the Hsieh Group.

“Plan” means this Fulgent Genetics, Inc. 2026 Equity Incentive Plan.

“SAR” means a stock appreciation right.

“Section 409A” means Section 409A of the Code.

“Section 422” means Section 422 of the Code.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity-based award, which is not an Option, or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.

“Substitute Award” means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

3.
SHARES SUBJECT TO THE PLAN.
3.1.
The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,000,000 shares of Common Stock and (ii) any shares of Common Stock that are attributable to awards granted under the Company’s 2016 Omnibus Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 14, 2026, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan, all of which Shares are eligible to be issued as ISOs; provided, however, that no more than 1,500,000 Shares shall be added to the Plan pursuant to subsection (ii).
3.2.
If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan; and provided, further that, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.
3.3.
The limits set forth in this Paragraph 3 will be construed to comply with the applicable requirements of Section 422.
3.4.
The Administrator may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.
4.
ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

4.1.
Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
4.2.
Determine which Employees, directors and Consultants shall be granted Stock Rights;
4.3.
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and other cash compensation paid to any non-employee director in any calendar year, exceed $750,000, increased to $1,000,000 in the year in which such non-employee director initially joins the Board of Directors;
4.4.
Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that (i) no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares and (ii) no Stock Right shall be granted with a vesting schedule providing for vesting, exercisability or the lapsing of restrictions or repurchase rights over a period of less than one year from the date of grant except in the case of (A) death, disability or retirement of the Participant or (B) a Change of Control, any Stock Right subject to the satisfaction of Performance Goals over a performance period shall be subject to a performance period of not less than one year. Notwithstanding the foregoing, Stock Rights may be granted having time-based vesting of less than one year from the date of grant so long as no more than 5% of the Shares reserved for issuance under the Plan pursuant to Paragraph 3 above (as adjusted under Paragraph 25 of this Plan) may be granted in the aggregate pursuant to such awards, (ii) for purposes of counting Shares against the 5% limitation, the Share counting rules under Paragraph 3 of the Plan apply, (iii) Stock Rights granted to non-employee directors paid in lieu of cash fees or granted to non-employee Directors with a vesting period from one annual stockholders meeting to the subsequent year’s annual stockholders meeting, or at least 50 weeks, shall not be counted against the 5% limitation; and (iv) nothing in this Paragraph 4(d) shall limit the authority of the Administrator to provide for the acceleration of vesting or exercisability of any Stock Right or the lapse of any restrictions relating to any Stock Right in accordance with Paragraph 4(e) below.
4.5.
Amend any term or condition of any outstanding Stock Right, provided that (i) such amendment or such term or condition as amended is not prohibited by the Plan, (ii) except as otherwise provided in a separation agreement with the Company containing a release of claims against the Company, or in the event of death, Disability or a Change of Control, the vesting schedule of a Stock Right may not be accelerated, and (iii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors;
4.6.
Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
4.7.
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted thereunder shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate; provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the stockholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

6.1.
Non‑Qualified Options. Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:
6.1.1.
Exercise Price. Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of the Common Stock on the date of grant of the Option.
6.1.2.
Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains.
6.1.3.
Vesting. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
6.1.4.
Additional Conditions. Exercise of any Option may be conditioned upon the Participant’s execution of a stockholders agreement in a form satisfactory to the Administrator providing for certain protections for the Company and its other stockholders, including requirements that:
6.1.4.1.
The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and
6.1.4.2.
The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.
6.1.5.
Term of Option. Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

6.2.
ISOs. Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:
6.2.1.
Minimum Standards. The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.
6.2.2.
Exercise Price. Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:
6.2.2.1.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or
6.2.2.2.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.
6.2.3.
Term of Option. For Participants who own:
6.2.3.1.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or
6.2.3.2.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.
6.2.4.
Limitation on Yearly Exercise. To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Participant in any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.
6.3.
Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 24 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.
7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

7.1.
Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, on the date of the grant of the Stock Grant;
7.2.
Each Agreement shall state the number of Shares to which the Stock Grant pertains;
7.3.
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

7.4.
Dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.
8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or restricted stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may an Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

9.
PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Section 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.

10.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a) through (d) above, or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.
RIGHTS AS A STOCKHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a stockholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant. In addition, at the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

13.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

14.1.
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.
14.2.
Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.
14.3.
The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the

Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.
14.4.
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
14.5.
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
14.6.
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

15.1.
All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
15.2.
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
16.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

16.1.
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.
16.2.
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
16.3.
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

17.1.
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
17.2.
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18.
EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATh or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

20.1.
All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.
20.2.
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.
PURCHASE FOR INVESTMENT.
23.1.
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
23.2.
The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant of a Stock Right:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

24.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

25.1.
Stock Dividends and Stock Splits.

25.1.1.
If (1) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
25.1.2.
The Administrator may also make adjustments of the type described in Paragraph 25(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 25(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any award, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable.
25.1.3.
References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 25(a).
25.2.
Corporate Transactions. Upon a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice/ to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.

With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant or Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Stock, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, (i) all Stock Rights outstanding on the date of the Corporate Transaction shall vest in full immediately prior to the occurrence of the Change of Control, unless such Stock Rights are assumed by the acquiring or surviving entity in the Corporate Transaction, in which case they shall retain their original vesting schedule; and (ii) provided however, that if the Stock Rights are assumed, and within 12 months following the Change of Control the Participant’s employment is terminated without Cause, any outstanding Stock Rights that were assumed by the acquiring or surviving entity shall vest in full on the date of such termination.

25.3.
Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
25.4.
Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.
25.5.
Termination of Awards upon Consummation of Corporate Transaction. Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Stock, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 24(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.
26.
ISSUANCES OF SECURITIES.
26.1.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
26.2.
The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Shares, and the Company may hold the certificates pending the lapse of the applicable restrictions.
27.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.
WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, up to the statutory maximum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

29.
TERMINATION OF THE PLAN.

The Plan will terminate on March 31, 2036, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

30.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such stockholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to such Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

31.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.
SECTION 409A AND SECTION 422.

The Company intends that the Plan and any Stock Rights granted hereunder be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Stock Right shall be construed to effect the intent as described in this Paragraph 32.

If a Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of such Participant’s separation from service, to the extent any payment under this Plan or pursuant to a Stock Right constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of the separation from service, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A or Section 422, as applicable comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.

33.
INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

34.
CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.

35.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

36.
WAIVER OF JURY TRIAL.

By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.

37.
UNFUNDED OBLIGATIONS.

The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.

1oxas

fulgent VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 9:00 A.M. Pacific Time, on May 14, 2026.

Online
Go to **www.envisionreports.com/FLGT** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Ming Hsieh	☐	☐
02 - Linda Dong	☐	☐
03 - Michael Nohaile, Ph.D.	☐	☐
04 - Regina Groves	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. To approve, on an advisory basis, compensation awarded to the Company's named executive officers (Say-on-Pay).	☐	☐	☐
4. To approve the Company's 2026 Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

4 3 B V

04BTMC

Fulgent Genetics, Inc.

2026 Annual Meeting of Stockholders

Thursday, May 14, 2026, 9:00 A.M. Pacific Time
4399 Santa Anita Avenue
El Monte, California 91731

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the 2026 Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/FLGT

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FLGT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Fulgent Genetics, Inc.

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 14, 2026

Ming Hsieh and Paul Kim, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Stockholders of Fulgent Genetics, Inc. to be held on May 14, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all the director nominees to the Board of Directors, FOR Proposal 2 (to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026), FOR Proposal 3 (to approve, on an advisory basis, compensation awarded to the Company's named executive officers (Say-on-Pay)) and FOR Proposal 4 (to approve the Company's 2026 Equity Incentive Plan).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.